UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number	811-02349

Morgan Stanley Income Securities Inc.
(Exact name of registrant as specified in charter)

522 Fifth Avenue, New York, New York			10036
(Address of principal executive offices)			(Zip code)

John H. Gernon 522 Fifth Avenue, New York, New York 10036
(Name and address of agent for service)

Registrant’s telephone number, including area code:		212-296-0289

Date of fiscal year end:	September 30,

Date of reporting period:	March 31, 2016

Item 1 - Report to Shareholders

Directors

Frank L. Bowman
Kathleen A. Dennis
Nancy C. Everett
Jakki L. Haussler
James F. Higgins
Dr. Manuel H. Johnson
Joseph J. Kearns
Michael F. Klein
Michael E. Nugent, Chair of the Board
W. Allen Reed
Fergus Reid

Officers

John H. Gernon
President and Principal Executive Officer

Stefanie V. Chang Yu
Chief Compliance Officer

Joseph C. Benedetti
Vice President

Francis J. Smith
Treasurer and Principal Financial Officer

Mary E. Mullin
Secretary

Transfer Agent

Computershare Trust Company, N.A.
211 Quality Circle, Suite 210
College Station, Texas 77845

Custodian

State Street Bank and Trust Company
One Lincoln Street
Boston, Massachusetts 02111

Independent Registered Public Accounting Firm

Ernst & Young LLP
200 Clarendon Street
Boston, Massachusetts 02116

Legal Counsel

Dechert LLP
1095 Avenue of the Americas
New York, New York 10036

Counsel to the Independent Directors

Kramer Levin Naftalis & Frankel LLP
1177 Avenue of the Americas
New York, New York 10036

Adviser/Administrator

Morgan Stanley Investment Management Inc.
522 Fifth Avenue
New York, New York 10036

The financial statements included herein have been taken from the records of the Fund without examination by the independent auditors and accordingly they do not express an opinion thereon.

© 2016 Morgan Stanley

INVESTMENT MANAGEMENT

Morgan Stanley
Income Securities
Inc.

NYSE: ICB

Semi-Annual Report

March 31, 2016

ICBSAN
1488932 EXP. 5.31.17

Morgan Stanley Income Securities Inc.

Table of Contents

Welcome Shareholder	3
Fund Report	4
Portfolio of Investments	9
Statement of Assets and Liabilities	20
Statement of Operations	21
Statements of Changes in Net Assets	22
Notes to Financial Statements	23
Financial Highlights	37
Portfolio Management	38
Investment Policy	39
Dividend Reinvestment Plan	46
U.S. Privacy Policy	49

Welcome Shareholder,

We are pleased to provide this semi-annual report, in which you will learn how your investment in Morgan Stanley Income Securities Inc. (the "Fund") performed during the latest six-month period. It includes an overview of the market conditions and discusses some of the factors that affected performance during the reporting period. In addition, the report contains financial statements and a list of portfolio holdings.

Morgan Stanley Investment Management is a client-centric, investor-led organization. Our global presence, intellectual capital, and breadth of products and services enable us to partner with investors to meet the evolving challenges of today's financial markets. We aim to deliver superior investment service and to empower our clients to make the informed decisions that help them reach their investment goals.

As always, we thank you for selecting Morgan Stanley Investment Management, and look forward to working with you in the months and years ahead.

Market forecasts provided in this report may not necessarily come to pass. There is no assurance that the Fund will achieve its investment objectives. The Fund is subject to market risk, which is the possibility that market values of securities owned by the Fund will decline and, therefore, the value of the Fund's shares may be less than what you paid for them. Accordingly, you can lose money investing in this Fund.

Fund Report (unaudited)

For the six months ended March 31, 2016

Market Conditions

Concerns about China's economic slowdown, global growth in general and the implications for commodities kept bond markets fairly turbulent during the period. After marginal improvement in the fourth quarter of 2015, risk premia rose substantially in the beginning months of 2016 and asset prices suffered. Yet, a significant rally over the latter half of February and March erased most of the rise in yields (as bond prices move inversely to yields).

December marked the occurrence of a risk event that had captured market attention for much of the past two and a half years: the initial Federal Reserve (Fed) interest rate hike. Because the event was widely anticipated, the market reaction was muted. In light of the Fed's relatively smooth interest rate "lift-off," the market has shifted attention toward the prospective path of the rate rise. We think that the Fed's decision making will be heavily guided by financial conditions and it is likely to hike rates at a pace that maintains relatively easy conditions. In other words, we do not believe the Fed has begun a "tightening" cycle, rather it is just removing excess accommodation. The March Federal Open Market Committee (FOMC) meeting minutes cited global economic and financial developments as potential risks to the U.S. economy and the Fed lowered its rate hike projections from four to two this year. We suspect another primary reason for the Fed's dovish tone is its recognition of the tightening effects of a strong dollar.

Over the six-month reporting period, the Treasury curve fell, except at the front end, which rose due to the Fed's rate lift-off. With lower growth globally as well as diminished expectations for economic growth and inflation, intermediate and long rates rallied over the period. Specifically, the 5-, 10- and 30-year Treasury yields ended 15, 26 and 24 basis points lower, respectively.(i) U.S. 2-year yields ended the period higher, up 9 basis points.

While quite volatile intra-period, credit spreads ended the period either flat or even tighter, depending on the sector.(ii) In aggregate, BBB corporate spreads contracted 7 basis points. Non-financials outperformed financials, with industrials spreads narrowing 10 basis points and financials widening 6 basis points. These relatively benign movements masked the considerable volatility that spreads experienced during the period. At the February 11, 2016 high, BBB corporate spreads were 61 basis points wider from September 30, 2015. The energy sector was especially turbulent, as spreads rose by 292 basis points but ended the period only 46 basis points wider from the start of the reporting period.

Given their sensitivity to oil and commodity prices, credits in the energy and materials sectors experienced significant spread movement during the period. Oil prices declined roughly 15% over the six-month reporting period,(iii) but muted investor optimism helped

(i)  Source for U.S. Treasury yields: Bloomberg L.P.

(ii)  Source for credit spread data: Barclays

(iii)  Source: Bloomberg L.P.

mitigate losses in the investment grade segments of the energy and metals sectors.

Performance Analysis

The net asset value (NAV) of Morgan Stanley Income Securities Inc. (ICB) decreased from $19.10 per share on September 30, 2015, to $18.80 per share on March 31, 2016. Based on the NAV change plus reinvestment of dividends and distributions totaling approximately $0.83 per share, the Fund's total NAV return for the six-month period was 3.26 percent. ICB's value on the New York Stock Exchange (NYSE) moved from $17.38 per share on September 30, 2015, to $17.51 per share on March 31, 2016. Based on this change plus reinvestment of dividends and distributions, the Fund's total market return for the six-month period was 5.70 percent. ICB's NYSE market price was at a 6.86 percent discount to its NAV on March 31, 2016. Past performance is no guarantee of future results.

The monthly dividend declared in April 2016 was unchanged at $0.045 per share. The dividend reflects the current level of the Fund's net investment income.

The Fund's investment grade credit exposure was a positive contributor to the Fund's returns. The credit markets rallied slightly over the period. Additionally, credit spreads were at historically high levels for a non-recessionary period, leading to performance due to both yield advantages and credit spread tightening. The Fund's emphasis on the communications and banking sectors was particularly positive for performance.

An opportunistic allocation to below investment grade (high yield) credits also contributed to the Fund's performance. As with the investment grade market, despite volatility over the period, the high yield market benefited from spread tightening and yield advantages that led to positive returns.

Similarly, a small allocation to convertible bonds generated positive performance for the Fund over the period, as equities performed well.

Supported by a macro backdrop of sustained U.S. economic growth and low default risks in the investment grade segment, we see a significant value opportunity for investors in the U.S. corporate bond market. While macro developments may continue to create volatility in the short term, we believe current levels of investment grade corporate spreads present attractive value for long-term investors. The Barclays U.S. Investment Grade Corporate Index has reached levels that we believe compensate investors well given the risks present. We expect spreads to be further supported by an improving U.S. economy and gradually rising interest rates. Despite our view that investment grade corporates offer attractive valuation, we remain cognizant that the business cycle has matured. Company behavior in later-cycle environments is often tilted in favor of equity holders at the expense of bond holders. As a result, we remain reliant upon our active, value-oriented approach and bottom-up credit research process to help identify the best value opportunities, while avoiding those companies where we believe there is limited scope to earn attractive returns.

Given this outlook, we continue to position the portfolio to be overweight credit risk, particularly in the financial sector, where we believe that the fundamental story remains one of secular de-risking as banks look to shore up their balance sheets, increase liquidity and reduce their risky activities. In the non-financial segment of the investment grade market, the portfolio has a modest overweight.

The portfolio continues to hold small allocations to high yield and convertible bonds, as we believe that both fundamentals and valuations may well compensate investors for bearing risk from these instruments.

The Fund's interest rate positioning, managed with interest rate futures and swaps, had a marginally negative impact on performance as spreads tightened during the period but was an insignificant driver of overall performance.

The Fund's procedure for reinvesting all dividends and distributions in common shares is through purchases in the open market. This method helps support the market value of the Fund's shares. In addition, we would like to remind you that the Directors have approved a share repurchase program whereby the Fund may, when appropriate, purchase shares in the open market or in privately negotiated transactions at a price not above market value or net asset value, whichever is lower at the time of purchase.

Performance data quoted represents past performance, which is no guarantee of future results, and current performance may be lower or higher than the figures shown. Investment return, net asset value and common share market price will fluctuate and Fund shares, when sold, may be worth more or less than their original cost.

There is no guarantee that any sectors mentioned will continue to perform as discussed herein or that securities in such sectors will be held by the Fund in the future.

PORTFOLIO COMPOSITION* as of 03/31/16
Corporate Bonds	95.7%
Asset-Backed Securities	1.3
U.S. Treasury Security	1.2
Short-Term Investment	0.9
Variable Rate Senior Loan Interests	0.9
LONG-TERM CREDIT ANALYSIS as of 03/31/16
AAA	2.3%
AA	0.8
A	35.3
BBB	51.2
BB	4.4
B or Below	2.1
Not Rated	3.9

*  Does not include open long/short futures contracts with an underlying face amount of $50,268,968 with net unrealized depreciation of $89,673. Does not include open foreign currency forward exchange contracts with net unrealized appreciation of $3,105 and does not include open swap agreements with net unrealized appreciation of $44,435.

Subject to change daily. Provided for informational purposes only and should not be deemed a recommendation to buy or sell the types of securities mentioned above. All percentages for portfolio composition are as a percentage of total investments and all percentages for long-term credit analysis are as a percentage of total long-term investments.

Security ratings disclosed with the exception for those labeled "not rated" have been rated by at least one Nationally Recognized Statistical Rating Organization ("NRSRO"). These ratings are obtained from Standard & Poor's Ratings Group ("S&P"), Moody's Investors Services, Inc. ("Moody's") or Fitch Ratings ("Fitch"). If two or more NRSROs have assigned a rating to a security, the highest rating is used and if securities are not rated, Morgan Stanley Investment Management Inc. (the "Adviser") has deemed them to be of comparable quality. Ratings from Moody's or Fitch, when used, are converted into their equivalent S&P rating.

Morgan Stanley is a full service securities firm engaged in securities trading and brokerage activities, investment banking, research and analysis, financing and financial advisory services.

For More Information About Portfolio Holdings

Each Morgan Stanley fund provides a complete schedule of portfolio holdings in its semiannual and annual reports within 60 days of the end of the fund's second and fourth fiscal quarters. The semiannual reports and the annual reports are filed electronically with the Securities and Exchange Commission (SEC) on Form N-CSRS and Form N-CSR, respectively. Morgan Stanley also delivers the semiannual and annual reports to fund shareholders and makes these reports available on its public web site, www.morganstanley.com/im. Each Morgan Stanley fund also files a complete schedule of portfolio holdings with the SEC for the fund's first and third fiscal quarters on Form N-Q. Morgan Stanley does not deliver the reports for the first and third fiscal quarters to shareholders, nor are the reports posted to the Morgan Stanley public web site. You may, however, obtain the Form N-Q filings (as well as the Form N-CSR and N-CSRS filings) by accessing the SEC's web site, http://www.sec.gov. You may also review and copy them at the SEC's public reference room in Washington, DC. Information on the operation of the SEC's public reference room may be obtained by calling the SEC at (800) SEC-0330. You can also request copies of these materials, upon payment of a duplicating fee, by electronic request at the SEC's e-mail address (publicinfo@sec.gov) or by writing the public reference section of the SEC, Washington, DC 20549-1520.

In addition to filing a complete schedule of portfolio holdings with the SEC each fiscal quarter, the Fund makes portfolio holdings information available by providing the information on its public website, www.morganstanley.com/im. The Fund provides a complete schedule of portfolio holdings on the public website on a monthly basis at least 15 calendar days after month-end and under other conditions as described in the Fund's policy on portfolio holdings disclosure. You may obtain copies of the Fund's monthly website postings, by calling toll free 1(800) 231-2608.

Proxy Voting Policy and Procedures and Proxy Voting Record

You may obtain a copy of the Fund's Proxy Voting Policy and Procedures without charge, upon request, by calling toll free (800) 231-2608 or by visiting the Mutual Fund Center on our web site at www.morganstanley.com/im. It is also available on the SEC's web site at http://www.sec.gov.

You may obtain information regarding how the Fund voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30 without charge by visiting the Mutual Fund Center on our web site at www.morganstanley.com/im. This information is also available on the SEC's web site at http://www.sec.gov.

Morgan Stanley Income Securities Inc.

Portfolio of Investments  ■  March 31, 2016 (unaudited)

PRINCIPAL AMOUNT (000)		COUPON RATE	MATURITY DATE	VALUE
	Corporate Bonds (92.5%)
	Basic Materials (3.1%)
$250	Ashland, Inc.	6.875%	05/15/43	$239,375
845	Barrick Gold Corp. (Canada)	4.10	05/01/23	824,185
775	Eastman Chemical Co.	3.80	03/15/25	796,113
375	Eldorado Gold Corp. (Canada) (a)	6.125	12/15/20	344,062
125	Goldcorp, Inc. (Canada)	5.45	06/09/44	114,330
439	Lundin Mining Corp. (Canada) (a)	7.50	11/01/20	421,440
600	LyondellBasell Industries N.V.	4.625	02/26/55	538,280
495	NOVA Chemicals Corp. (Canada) (a)	5.25	08/01/23	485,719
908	Southern Copper Corp. (Mexico)	7.50	07/27/35	953,903
690	Vale Overseas Ltd. (Brazil)	6.875	11/21/36	548,343
				5,265,750
	Communications (17.4%)
625	21st Century Fox America, Inc.	6.15	02/15/41	749,096
670	21st Century Fox America, Inc.	6.40	12/15/35	822,233
900	Alibaba Group Holding Ltd. (China)	2.50	11/28/19	909,990
350	Amazon.com, Inc.	3.80	12/05/24	384,168
200	Amazon.com, Inc.	4.95	12/05/44	231,365
700	AT&T, Inc.	5.15	03/15/42	708,091
2,900	AT&T, Inc.	5.55	08/15/41	3,123,726
525	AT&T, Inc.	5.65	02/15/47	581,656
400	Baidu, Inc. (China)	2.75	06/09/19	406,570
225	CBS Corp.	4.60	01/15/45	212,133
350	CBS Corp.	4.90	08/15/44	341,213
2,775	CCO Safari II LLC (a)	4.908	07/23/25	2,931,399
550	CCO Safari II LLC (a)	6.484	10/23/45	613,691
376	Ctrip.com International Ltd. (China)	1.25	10/15/18	483,630
620	Deutsche Telekom International Finance BV (Germany)	8.75	06/15/30	931,682
550	eBay, Inc.	2.50	03/09/18	559,184
410	Empresa Nacional de Telecomunicaciones SA (Chile) (a)	4.75	08/01/26	393,138
925	Motorola Solutions, Inc.	4.00	09/01/24	855,243
410	Netflix, Inc.	5.50	02/15/22	431,295
350	Omnicom Group, Inc.	3.60	04/15/26	359,261
555	Omnicom Group, Inc.	3.625	05/01/22	583,402
131	Omnicom Group, Inc.	3.65	11/01/24	135,227
900	Ooredoo International Finance Ltd. (Qatar) (a)	3.25	02/21/23	896,625
400	Orange SA (France)	2.75	02/06/19	412,564
375	Orange SA (France)	9.00	03/01/31	570,376
325	Priceline Group, Inc. (The)	0.35	06/15/20	391,625

See Notes to Financial Statements

Morgan Stanley Income Securities Inc.

Portfolio of Investments  ■  March 31, 2016 (unaudited) continued

PRINCIPAL AMOUNT (000)		COUPON RATE		MATURITY DATE	VALUE
$130	Priceline Group, Inc. (The)	0.90%		09/15/21	$131,138
750	Telefonica Europe BV (Spain)	8.25		09/15/30	1,051,134
335	Telstra Corp., Ltd. (Australia) (a)	3.125		04/07/25	337,713
1,315	Time Warner, Inc.	7.70		05/01/32	1,692,506
550	Twitter, Inc.	0.25		09/15/19	484,344
2,953	Verizon Communications, Inc.	4.672		03/15/55	2,847,294
2,378	Verizon Communications, Inc.	5.012		08/21/54	2,395,852
575	Viacom, Inc.	5.85		09/01/43	554,730
650	Vodafone Group PLC (United Kingdom)	4.375		02/19/43	588,194
254	Yahoo!, Inc.	0.00	(b)	12/01/18	252,254
					29,353,742
	Consumer, Cyclical (7.5%)
372	American Airlines Pass-Through Trust	4.00		07/15/25	383,227
647	British Airways Pass-Through Trust (United Kingdom) (a)	4.625		06/20/24	680,434
540	Daimler Finance North America LLC (Germany)	8.50		01/18/31	828,930
850	Delphi Automotive PLC (United Kingdom)	3.15		11/19/20	868,725
925	Ford Motor Co.	4.75		01/15/43	931,538
300	Ford Motor Credit Co., LLC	3.20		01/15/21	306,970
950	General Motors Co.	6.60		04/01/36	1,048,333
305	General Motors Financial Co., Inc.	4.30		07/13/25	302,460
500	McDonald's Corp., MTN	2.20		05/26/20	509,798
425	McDonald's Corp., MTN	3.70		01/30/26	451,045
225	McDonald's Corp., MTN	4.60		05/26/45	237,729
675	Newell Rubbermaid, Inc.	3.85		04/01/23	701,098
600	QVC, Inc.	4.375		03/15/23	587,617
675	Restoration Hardware Holdings, Inc. (a)	0.00	(b)	06/15/19	553,922
475	Tesla Motors, Inc.	0.25		03/01/19	434,031
160	Tiffany & Co.	4.90		10/01/44	150,245
597	Toll Brothers Finance Corp.	0.50		09/15/32	582,075
858	United Airlines Pass-Through Trust, Class A	4.30		08/15/25	892,915
525	Volkswagen Group of America Finance LLC (Germany) (a)	2.40		05/22/20	514,833
225	Walgreen Co.	4.40		09/15/42	211,852
225	Walgreens Boots Alliance, Inc.	3.80		11/18/24	231,940
745	Wesfarmers Ltd. (Australia) (a)	1.874		03/20/18	745,526
425	ZF North America Capital, Inc. (Germany) (a)	4.50		04/29/22	435,094
					12,590,337
	Consumer, Non-Cyclical (11.2%)
300	AbbVie, Inc.	3.60		05/14/25	315,513
375	AbbVie, Inc.	4.40		11/06/42	380,349

See Notes to Financial Statements

Morgan Stanley Income Securities Inc.

Portfolio of Investments  ■  March 31, 2016 (unaudited) continued

PRINCIPAL AMOUNT (000)			COUPON RATE		MATURITY DATE	VALUE
	$325	AbbVie, Inc.	4.70%		05/14/45	$346,987
	435	Actavis Funding SCS	3.80		03/15/25	453,561
	300	Actavis Funding SCS	3.85		06/15/24	314,978
	915	Actavis Funding SCS	4.75		03/15/45	966,135
	275	Actavis Funding SCS	4.85		06/15/44	294,000
	400	Albea Beauty Holdings SA (a)	8.375		11/01/19	423,000
	415	Altria Group, Inc.	5.375		01/31/44	509,044
	156	Altria Group, Inc.	10.20		02/06/39	286,641
	826	Amgen, Inc.	5.15		11/15/41	914,859
	400	Anheuser-Busch InBev Finance, Inc. (Belgium)	4.90		02/01/46	448,116
	475	Baxalta, Inc. (a)	5.25		06/23/45	505,974
	415	Becton Dickinson and Co.	3.734		12/15/24	442,614
	675	Boston Scientific Corp.	3.85		05/15/25	701,309
	270	BRF SA (Brazil) (a)	3.95		05/22/23	253,800
	525	Celgene Corp.	3.875		08/15/25	552,802
	500	Celgene Corp.	5.00		08/15/45	542,799
	325	Cencosud SA (Chile) (a)	6.625		02/12/45	307,286
	950	EMD Finance LLC (Germany) (a)	3.25		03/19/25	949,845
	780	Experian Finance PLC (United Kingdom) (a)	2.375		06/15/17	779,390
	75	Gilead Sciences, Inc.	4.50		02/01/45	79,635
	400	Grupo Bimbo SAB de CV (Mexico) (a)	3.875		06/27/24	403,321
	425	HCA, Inc.	4.75		05/01/23	433,500
HKD	2,000	Hengan International Group Co., Ltd. (China)	0.00	(b)	06/27/18	271,678
	$507	Illumina, Inc.	0.00	(b)	06/15/19	528,864
	250	Kellogg Co.	3.25		04/01/26	256,683
	425	Kraft Foods Group, Inc.	6.50		02/09/40	532,043
	585	Kraft Foods Group, Inc.	6.875		01/26/39	749,759
	425	Mallinckrodt International Finance SA/Mallinckrodt CB LLC (a)	5.50		04/15/25	377,188
	425	Mead Johnson Nutrition Co.	3.00		11/15/20	437,205
	175	Reynolds American, Inc.	5.85		08/15/45	214,521
	320	RR Donnelley & Sons Co.	7.875		03/15/21	324,000
	585	Sigma Alimentos SA de CV (Mexico) (a)	5.625		04/14/18	623,610
	415	Transurban Finance Co., Pty Ltd. (Australia) (a)	4.125		02/02/26	427,116
	300	Tyson Foods, Inc.	2.65		08/15/19	307,912
	410	United Rentals North America, Inc.	5.75		11/15/24	412,050
	500	Whole Foods Market, Inc. (a)	5.20		12/03/25	524,930
	990	WM Wrigley Jr. Co. (a)	2.90		10/21/19	1,017,662
	270	Zimmer Biomet Holdings, Inc.	5.75		11/30/39	312,775
						18,923,454

See Notes to Financial Statements

Morgan Stanley Income Securities Inc.

Portfolio of Investments  ■  March 31, 2016 (unaudited) continued

PRINCIPAL AMOUNT (000)		COUPON RATE	MATURITY DATE	VALUE
	Diversified (0.1%)
$200	Alfa SAB de CV (Mexico) (a)	5.25%	03/25/24	$210,500
	Energy (9.9%)
175	Anadarko Petroleum Corp.	5.55	03/15/26	176,869
775	Anadarko Petroleum Corp.	5.95	09/15/16	788,542
600	Anadarko Petroleum Corp.	6.20	03/15/40	578,990
175	Anadarko Petroleum Corp.	6.45	09/15/36	175,239
900	APT Pipelines Ltd. (Australia) (a)	4.20	03/23/25	879,524
215	BG Energy Capital PLC (United Kingdom) (a)	5.125	10/15/41	220,324
675	Buckeye Partners LP	4.15	07/01/23	609,455
465	Carrizo Oil & Gas, Inc.	6.25	04/15/23	412,106
400	Cimarex Energy Co.	5.875	05/01/22	413,568
212	DCP Midstream LLC (a)	5.35	03/15/20	182,901
625	Enable Midstream Partners LP	3.90	05/15/24	494,926
375	Endeavor Energy Resources LP/EER Finance, Inc. (a)	7.00	08/15/21	352,500
569	Energy Transfer Partners LP	6.125	12/15/45	512,351
775	Energy Transfer Partners LP	6.50	02/01/42	705,675
300	Ensco PLC	5.75	10/01/44	148,875
1,400	Enterprise Products Operating LLC	5.95	02/01/41	1,441,397
400	Exxon Mobil Corp.	4.114	03/01/46	425,226
625	Halliburton Co.	3.375	11/15/22	636,593
275	Hilcorp Energy I LP/Hilcorp Finance Co. (a)	5.75	10/01/25	237,875
875	Kinder Morgan Energy Partners LP	5.00	03/01/43	724,326
1,025	Kinder Morgan, Inc.	3.05	12/01/19	1,009,980
675	Kinder Morgan, Inc.	5.55	06/01/45	601,922
475	Kinder Morgan, Inc. (a)	5.625	11/15/23	482,639
400	MPLX LP	4.00	02/15/25	345,502
500	Nexen Energy ULC (China)	6.40	05/15/37	570,609
525	Noble Energy, Inc.	5.05	11/15/44	448,704
550	ONEOK Partners LP	6.125	02/01/41	497,543
275	Phillips 66	5.875	05/01/42	299,848
125	Phillips 66 Partners LP	4.68	02/15/45	104,189
365	Plains All American Pipeline LP/PAA Finance Corp.	6.70	05/15/36	340,783
475	Rowan Cos., Inc.	5.85	01/15/44	277,536
225	SM Energy Co.	6.125	11/15/22	165,150
600	Spectra Energy Capital LLC	7.50	09/15/38	624,086
350	Williams Partners LP	6.30	04/15/40	289,820
600	Williams Partners LP/ACMP Finance Corp.	4.875	05/15/23	521,720
				16,697,293

See Notes to Financial Statements

Morgan Stanley Income Securities Inc.

Portfolio of Investments  ■  March 31, 2016 (unaudited) continued

PRINCIPAL AMOUNT (000)		COUPON RATE		MATURITY DATE	VALUE
	Finance (29.3%)
$315	ABB Treasury Center USA, Inc. (Switzerland) (a)	4.00%		06/15/21	$336,460
700	ABN Amro Bank N.V. (Netherlands) (a)	4.75		07/28/25	707,727
525	ACE INA Holdings, Inc.	3.35		05/15/24	550,502
495	AerCap Ireland Capital Ltd./AerCap Global Aviation Trust (Netherlands)	3.75		05/15/19	493,763
500	Alexandria Real Estate Equities, Inc.	3.90		06/15/23	506,604
450	Ally Financial, Inc.	4.125		03/30/20	447,750
550	American Campus Communities Operating Partnership LP	3.75		04/15/23	557,275
450	American International Group, Inc.	4.50		07/16/44	426,059
400	American International Group, Inc.	4.875		06/01/22	440,445
465	American Tower Corp.	3.50		01/31/23	470,116
325	American Tower Corp.	4.40		02/15/26	344,342
800	Banco de Credito del Peru (Peru) (a)	6.125	(c)	04/24/27	857,000
325	Bank of America Corp.	7.75		05/14/38	445,334
1,925	Bank of America Corp., MTN	4.00		04/01/24	2,022,700
935	Bank of America Corp., MTN	4.00		01/22/25	938,143
700	Bank of America Corp., MTN	4.20		08/26/24	714,058
317	Bank of America Corp., MTN	4.25		10/22/26	322,407
225	Bank of America Corp., MTN	4.75		04/21/45	224,654
775	BBVA Bancomer SA (Mexico) (a)	6.50		03/10/21	850,562
200	BNP Paribas SA, MTN (France)	4.25		10/15/24	202,715
550	Boston Properties LP	3.65		02/01/26	571,863
185	Boston Properties LP	3.80		02/01/24	194,176
825	BPCE SA (France) (a)	5.15		07/21/24	844,092
280	Brookfield Asset Management, Inc. (Canada)	5.80		04/25/17	292,358
1,750	Capital One Bank, USA NA	3.375		02/15/23	1,766,105
375	Capital One Financial Corp.	2.45		04/24/19	379,254
1,975	Citigroup, Inc.	3.70		01/12/26	2,030,926
800	Citigroup, Inc.	4.45		09/29/27	806,794
1,110	Citigroup, Inc.	5.50		09/13/25	1,216,942
220	Citigroup, Inc.	6.675		09/13/43	267,570
385	CNA Financial Corp.	7.35		11/15/19	445,133
750	Cooperatieve Rabobank UA (Netherlands)	3.95		11/09/22	769,387
150	Cooperatieve Rabobank UA (Netherlands) (a)	11.00	(c)	06/30/19(d)	180,548
625	Credit Agricole SA (France) (a)	3.875		04/15/24	663,609
310	Credit Agricole SA (France) (a)	7.875	(c)	01/23/24(d)	294,136
850	Credit Suisse AG (Switzerland) (a)	6.50		08/08/23	917,826
475	Crown Castle International Corp.	4.45		02/15/26	494,846
320	Discover Bank	7.00		04/15/20	364,195

See Notes to Financial Statements

Morgan Stanley Income Securities Inc.

Portfolio of Investments  ■  March 31, 2016 (unaudited) continued

PRINCIPAL AMOUNT (000)		COUPON RATE		MATURITY DATE	VALUE
$420	Discover Financial Services	3.85%		11/21/22	$416,554
375	Discover Financial Services	3.95		11/06/24	372,027
450	Embraer Netherlands Finance BV (Brazil)	5.05		06/15/25	397,688
138	ERP Operating LP	4.625		12/15/21	153,739
500	Express Scripts Holding Co.	3.50		06/15/24	496,428
450	Extra Space Storage LP (a)	3.125		10/01/35	514,969
300	First Republic Bank	2.375		06/17/19	299,863
1,375	Five Corners Funding Trust (a)	4.419		11/15/23	1,443,632
550	General Motors Financial Co., Inc.	4.375		09/25/21	569,130
410	Genworth Holdings, Inc.	7.70		06/15/20	363,875
1,495	Goldman Sachs Group, Inc. (The)	6.75		10/01/37	1,791,124
350	Goldman Sachs Group, Inc. (The), MTN	4.80		07/08/44	367,384
1,100	Goodman Funding Pty Ltd. (Australia) (a)	6.375		04/15/21	1,274,259
295	Harley-Davidson Funding Corp. (a)	6.80		06/15/18	325,936
795	HBOS PLC, Series G (United Kingdom) (a)	6.75		05/21/18	861,646
400	Healthcare Trust of America Holdings LP	3.70		04/15/23	394,298
500	Hospitality Properties Trust	5.25		02/15/26	503,169
440	HSBC Holdings PLC (United Kingdom)	4.25		03/14/24	445,313
200	HSBC Holdings PLC (United Kingdom)	6.375	(c)	09/17/24(d)	186,000
200	HSBC Holdings PLC (United Kingdom)	6.375	(c)	03/30/25(d)	189,500
180	HSBC Holdings PLC (United Kingdom)	6.50		05/02/36	210,696
350	ING Bank N.V. (Netherlands) (a)	5.80		09/25/23	381,973
200	ING Groep N.V. (Netherlands)	6.00	(c)	04/16/20(d)	188,125
280	Intesa Sanpaolo SpA (Italy)	5.25		01/12/24	302,858
250	Intesa Sanpaolo SpA (Italy) (a)	5.71		01/15/26	243,072
250	JPMorgan Chase & Co.	3.125		01/23/25	251,155
670	JPMorgan Chase & Co.	4.95		06/01/45	709,951
825	LeasePlan Corp. N.V. (Netherlands) (a)	2.875		01/22/19	822,580
325	Liberty Mutual Group, Inc. (a)	4.85		08/01/44	312,046
425	Lincoln National Corp.	7.00		06/15/40	520,074
365	Macquarie Bank Ltd. (Australia) (a)	6.625		04/07/21	415,766
200	Massachusetts Mutual Life Insurance Co. (a)	4.50		04/15/65	185,040
300	MetLife, Inc.	3.00		03/01/25	295,476
400	Nationwide Building Society (United Kingdom) (a)	3.90		07/21/25	422,666
750	Nationwide Building Society (United Kingdom) (a)	6.25		02/25/20	856,121
500	PNC Financial Services Group, Inc. (The)	3.90		04/29/24	526,795
850	Protective Life Corp.	7.375		10/15/19	989,158
790	Prudential Financial, Inc.	5.625	(c)	06/15/43	805,602
285	Prudential Financial, Inc., MTN	6.625		12/01/37	350,440
575	QBE Capital Funding III Ltd. (Australia) (a)	7.25	(c)	05/24/41	623,156

See Notes to Financial Statements

Morgan Stanley Income Securities Inc.

Portfolio of Investments  ■  March 31, 2016 (unaudited) continued

PRINCIPAL AMOUNT (000)		COUPON RATE	MATURITY DATE	VALUE
$550	Realty Income Corp.	3.25%	10/15/22	$543,618
250	Realty Income Corp.	4.65	08/01/23	265,583
350	Santander UK Group Holdings PLC (United Kingdom)	3.125	01/08/21	352,597
850	Santander UK PLC (United Kingdom) (a)	5.00	11/07/23	864,115
450	TD Ameritrade Holding Corp.	3.625	04/01/25	471,633
475	WEA Finance LLC/Westfield UK & Europe Finance PLC (Australia) (a)	3.25	10/05/20	485,678
525	Weingarten Realty Investors	3.375	10/15/22	523,240
290	Wells Fargo & Co.	4.125	08/15/23	309,660
284	Wells Fargo & Co.	5.606	01/15/44	329,850
				49,283,634
	Industrials (4.8%)
710	Ball Corp.	4.00	11/15/23	702,013
750	Brambles USA, Inc. (Australia) (a)	4.125	10/23/25	780,269
385	Burlington Northern Santa Fe LLC	4.55	09/01/44	418,211
370	CEVA Group PLC (United Kingdom) (a)	7.00	03/01/21	296,925
460	CRH America, Inc. (Ireland)	8.125	07/15/18	518,229
500	FedEx Corp.	3.20	02/01/25	513,116
250	Harris Corp.	4.854	04/27/35	260,653
810	Heathrow Funding Ltd. (United Kingdom) (a)	4.875	07/15/21	879,296
625	Koninklijke Philips N.V. (Netherlands)	3.75	03/15/22	659,721
150	L-3 Communications Corp.	1.50	05/28/17	149,528
600	Lockheed Martin Corp.	3.55	01/15/26	636,845
490	MasTec, Inc.	4.875	03/15/23	422,625
275	Ryder System, Inc., MTN	2.65	03/02/20	274,629
500	Thermo Fisher Scientific, Inc.	4.15	02/01/24	527,938
850	Trinity Industries, Inc.	4.55	10/01/24	710,428
300	Tyco International Finance SA	3.90	02/14/26	311,949
				8,062,375
	Technology (1.6%)
500	Citrix Systems, Inc.	0.50	04/15/19	560,937
625	Hewlett Packard Enterprise Co. (a)	4.90	10/15/25	644,424
313	Nuance Communications, Inc.	2.75	11/01/31	314,369
170	QUALCOMM, Inc.	4.80	05/20/45	168,793
425	Red Hat, Inc.	0.25	10/01/19	529,391
500	SanDisk Corp.	0.50	10/15/20	521,563
				2,739,477

See Notes to Financial Statements

Morgan Stanley Income Securities Inc.

Portfolio of Investments  ■  March 31, 2016 (unaudited) continued

PRINCIPAL AMOUNT (000)		COUPON RATE		MATURITY DATE	VALUE
	Utilities (7.6%)
$325	Appalachian Power Co.	3.40%		06/01/25	$333,148
325	Appalachian Power Co.	7.00		04/01/38	417,950
295	CMS Energy Corp.	5.05		03/15/22	330,442
170	CMS Energy Corp.	6.25		02/01/20	195,522
400	Duke Energy Corp.	2.10		06/15/18	402,118
370	EDP Finance BV (Portugal) (a)	5.25		01/14/21	386,898
350	Enel Finance International N.V. (Italy) (a)	6.00		10/07/39	412,174
210	Enel SpA (Italy) (a)	8.75	(c)	09/24/73	234,150
325	Entergy Arkansas, Inc.	3.50		04/01/26	347,701
300	Entergy Gulf States Louisiana LLC	6.00		05/01/18	327,152
2,400	Exelon Generation Co., LLC	4.00		10/01/20	2,510,962
387	Fermaca Enterprises S de RL de CV (Mexico) (a)	6.375		03/30/38	366,459
250	GNL Quintero SA (Chile) (a)	4.634		07/31/29	251,865
875	Jersey Central Power & Light Co. (a)	4.70		04/01/24	939,473
150	Monongahela Power Co. (a)	5.40		12/15/43	178,503
350	Oncor Electric Delivery Co., LLC	2.95		04/01/25	346,523
350	Origin Energy Finance Ltd. (Australia) (a)	3.50		10/09/18	331,805
1,000	PPL WEM Ltd./Western Power Distribution Ltd. (a)	3.90		05/01/16	1,001,698
540	Puget Energy, Inc.	6.50		12/15/20	626,780
900	Sempra Energy	3.55		06/15/24	914,905
650	Southern Power Co., Series 15B	2.375		06/01/20	648,427
23	Toledo Edison Co. (The)	7.25		05/01/20	26,748
845	TransAlta Corp. (Canada)	4.50		11/15/22	630,718
350	WEC Energy Group, Inc.	3.55		06/15/25	364,302
300	Xcel Energy, Inc.	3.30		06/01/25	308,228
					12,834,651
	Total Corporate Bonds (Cost $153,504,477)				155,961,213
	Asset-Backed Securities (1.2%)
	CVS Pass-Through Trust
1,092		6.036		12/10/28	1,224,337
702	(a)	8.353		07/10/31	887,006
	Total Asset-Backed Securities (Cost $1,804,109)				2,111,343
	U.S. Treasury Security (1.2%)
1,925	U.S. Treasury Inflation Indexed Bond (Cost $1,906,173)	0.25		01/15/25	1,943,241

See Notes to Financial Statements

Morgan Stanley Income Securities Inc.

Portfolio of Investments  ■  March 31, 2016 (unaudited) continued

PRINCIPAL AMOUNT (000)		COUPON RATE	MATURITY DATE	VALUE
	Variable Rate Senior Loan Interests (0.9%)
	Consumer, Cyclical (0.5%)
$324	Diamond Resorts Corp., Term Loan	5.50%	05/09/21	$316,329
214	Graton Economic Development Authority, Term B	4.75	09/01/22	214,620
374	Navistar International Corp., Term B	6.50	08/07/20	343,436
				874,385
	Energy (0.1%)
443	Drillships Ocean Ventures, Inc., Term B (Cyprus)	5.50	07/25/21	204,174
	Industrials (0.3%)
417	Gates Global, Inc., Term B	4.25	07/06/21	394,493
	Total Variable Rate Senior Loan Interests (Cost $1,747,919)			1,473,052
	Short-Term Investment (0.9%)
	U.S. Treasury Security
1,505	U.S. Treasury Bill (e)(f) (Cost $1,503,558)	0.508	06/09/16	1,504,508
	Total Investments (Cost $160,466,236) (g)(h)		96.7%	162,993,357
	Other Assets in Excess of Liabilities		3.3	5,532,995
	Net Assets		100.0%	$168,526,352

  MTN  Medium Term Note.

  (a)  144A security - Certain conditions for public sale may exist. Unless otherwise noted, these securities are deemed to be liquid.

  (b)  Capital appreciation bond.

  (c)  Variable/Floating Rate Security - Interest rate changes on these instruments are based on changes in a designated base rate. The rates shown are those in effect on March 31, 2016.

  (d)  Perpetual - One or more securities do not have a predetermined maturity date. Rates for these securities are fixed for a period of time, after which they revert to a floating rate. Interest rates in effect are as of March 31, 2016.

  (e)  Rate shown is the yield to maturity at March 31, 2016.

  (f)  All or a portion of the security was pledged to cover margin requirements for futures contracts and swap agreements.

  (g)  Securities are available for collateral in connection with purchase of open foreign currency forward exchange contracts, futures contracts and swap agreements.

  (h)  At March 31, 2016, the aggregate cost for Federal income tax purposes approximates the aggregate cost for book purposes. The aggregate gross unrealized appreciation is $6,857,716 and the aggregate gross unrealized depreciation is $4,330,595 resulting in net unrealized appreciation of $2,527,121.

See Notes to Financial Statements

Morgan Stanley Income Securities Inc.

Portfolio of Investments  ■  March 31, 2016 (unaudited) continued

Foreign Currency Forward Exchange Contracts Open at March 31, 2016:

COUNTERPARTY	CONTRACTS TO DELIVER		IN EXCHANGE FOR		DELIVERY DATE	UNREALIZED APPRECIATION (DEPRECIATION)
HSBC Bank PLC	HKD	2,082,500		$267,944	04/05/16	$(511)
HSBC Bank PLC		$74,903	EUR	69,001	04/05/16	3,616
			Net Unrealized Appreciation			$3,105

Futures Contracts Open at March 31, 2016:

NUMBER OF CONTRACTS	LONG/SHORT	DESCRIPTION, DELIVERY MONTH AND YEAR	UNDERLYING FACE AMOUNT AT VALUE	UNREALIZED APPRECIATION (DEPRECIATION)
68	Long	U.S. Treasury 2 yr. Note, Jun-16	$14,875,000	$17,520
78	Long	U.S. Treasury 5 yr. Note, Jun-16	9,450,797	14,533
13	Long	U.S. Treasury Long Bond, Jun-16	2,137,687	13,094
18	Short	U.S. Treasury Ultra Bond, Jun-16	(3,105,562)	23,289
67	Short	U.S. Treasury 10 yr. Note, Jun-16	(8,736,172)	(16,953)
85	Short	U.S. Treasury Ultra Long Bond, Jun-16	(11,963,750)	(141,156)
		Net Unrealized Depreciation		$(89,673)

See Notes to Financial Statements

Morgan Stanley Income Securities Inc.

Portfolio of Investments  ■  March 31, 2016 (unaudited) continued

Credit Default Swap Agreements Open at March 31, 2016:

SWAP COUNTERPARTY & REFERENCE OBLIGATION	BUY/SELL PROTECTION	NOTIONAL AMOUNT (000)	INTEREST RATE	TERMINATION DATE	UNREALIZED APPRECIATION (DEPRECIATION)	UPFRONT PAYMENTS PAID (RECEIVED)	VALUE	CREDIT RATING OF REFERENCE OBLIGATION†
Barclays Bank PLC Quest Diagnostics, Inc.	Buy	$795	1.00%	3/20/19	$(32,140)	$15,258	$(16,882)	BBB+
Morgan Stanley & Co., LLC* CDX.NA.HY.24	Buy	3,218	5.00	6/20/20	76,575	(249,261)	(172,686)	NR
Total Credit Default Swaps		$4,013			$44,435	$(234,003)	$(189,568)

  NR  Not rated.

  †  Credit rating as issued by Standard & Poor's.

  *  Cleared swap agreement, the broker is Morgan Stanley & Co., LLC.

Currency Abbreviations:

EUR  Euro.

HKD  Hong Kong Dollar.

See Notes to Financial Statements

Morgan Stanley Income Securities Inc.

Financial Statements

Statement of Assets and Liabilities March 31, 2016 (unaudited)

Assets:
Investments in securities, at value (cost $160,466,236)	$162,993,357
Unrealized appreciation on open foreign currency forward exchange contracts	3,616
Cash (including foreign currency valued at $1 with a cost of $1)	3,352,241
Receivable for:
Interest	1,814,367
Investments sold	756,236
Premium paid on open swap agreements	15,258
Prepaid expenses and other assets	269,105
Total Assets	169,204,180
Liabilities:
Unrealized depreciation on open swap agreements	32,140
Unrealized depreciation on open foreign currency forward exchange contracts	511
Payable for:
Investments purchased	349,675
Advisory fee	58,662
Variation margin on open futures contracts	55,766
Administration fee	11,174
Transfer and sub transfer agent fees	7,235
Variation margin on open swap agreements	3,686
Accrued expenses and other payables	158,979
Total Liabilities	677,828
Net Assets	$168,526,352
Composition of Net Assets:
Paid-in-capital	$169,656,129
Net unrealized appreciation	2,484,989
Accumulated undistributed net investment income	231,445
Accumulated net realized loss	(3,846,211)
Net Assets	$168,526,352
Net Asset Value Per Share
8,963,335 shares outstanding (15,000,000 shares authorized of $0.01 par value)	$18.80

See Notes to Financial Statements

Morgan Stanley Income Securities Inc.

Financial Statements continued

Statement of Operations For the six months ended March 31, 2016 (unaudited)

Net Investment Income:
Income Interest	$3,660,203
Expenses
Advisory fee (Note 4)	350,330
Administration fee (Note 4)	66,730
Professional fees	47,390
Custodian fees	21,178
Shareholder reports and notices	21,130
Transfer and sub transfer agent fees	12,714
Directors' fees and expenses	3,094
Other	94,443
Total Expenses	617,009
Net Investment Income	3,043,194
Realized and Unrealized Gain (Loss): Realized Loss on:
Investments	(2,576,705)
Futures contracts	(589,162)
Swap agreements	(283,932)
Foreign currency forward exchange contracts	(2,211)
Foreign currency translation	(1,568)
Net Realized Loss	(3,453,578)
Change in Unrealized Appreciation (Depreciation) on:
Investments	5,020,818
Futures contracts	(17,907)
Swap agreements	185,335
Foreign currency forward exchange contracts	3,713
Net Change in Unrealized Appreciation (Depreciation)	5,191,959
Net Gain	1,738,381
Net Increase	$4,781,575

See Notes to Financial Statements

Morgan Stanley Income Securities Inc.

Financial Statements continued

Statements of Changes in Net Assets

	FOR THE SIX MONTHS ENDED MARCH 31, 2016	FOR THE YEAR ENDED SEPTEMBER 30, 2015
	(unaudited)
Increase (Decrease) in Net Assets: Operations:
Net investment income	$3,043,194	$6,037,396
Net realized gain (loss)	(3,453,578)	4,144,946
Net change in unrealized appreciation (depreciation)	5,191,959	(11,799,959)
Net Increase (Decrease)	4,781,575	(1,617,617)
Dividends and Distributions to Shareholders from:
Net investment income	(3,420,110)	(5,216,884)
Net realized gain	(4,071,012)	(479,538)
Total Dividends and Distributions	(7,491,122)	(5,696,422)
Net Decrease	(2,709,547)	(7,314,039)
Net Assets:
Beginning of period	171,235,899	178,549,938
End of Period (Including accumulated undistributed net investment income of $231,445 and $608,361)	$168,526,352	$171,235,899

See Notes to Financial Statements

Morgan Stanley Income Securities Inc.

Notes to Financial Statements  ■  March 31, 2016 (unaudited)

1. Organization and Accounting Policies

Morgan Stanley Income Securities Inc. (the "Fund") is registered under the Investment Company Act of 1940, as amended (the "Act"), as a diversified, closed-end management investment company. The Fund applies investment company accounting and reporting guidance. The Fund's primary investment objective is to provide as high a level of current income for distribution to shareholders as is consistent with prudent investment risk and, as a secondary objective, capital appreciation. The Fund was organized as a Maryland corporation on December 21, 1972 and commenced operations on April 6, 1973.

The following is a summary of significant accounting policies:

A. Valuation of Investments — (1) Certain portfolio securities may be valued by an outside pricing service approved by the Fund's Board of Directors (the "Directors"). The pricing service may utilize a matrix system or other model incorporating attributes such as security quality, maturity and coupon as the evaluation model parameters, and/or research evaluations by its staff, including review of broker-dealer market price quotations in determining what it believes is the fair valuation of the portfolio securities valued by such pricing service; (2) portfolio securities for which over-the-counter ("OTC") market quotations are readily available are valued at its latest reported sales price; (3) certain senior collateralized loans ("Senior Loans") are valued based on quotations received from an independent pricing service; (4) futures are valued at the latest price published by the commodities exchange on which they trade; (5) swaps are marked-to-market daily based upon quotations from market makers; (6) when market quotations are not readily available, including circumstances under which Morgan Stanley Investment Management Inc. (the "Adviser"), a wholly owned subsidiary of Morgan Stanley, determines that the market quotations are not reflective of a security's market value, portfolio securities are valued at their fair value as determined in good faith under procedures established by and under the general supervision of the Directors; (7) quotations of foreign portfolio securities, other assets and liabilities and forward contracts stated in foreign currency are translated into U.S. dollar equivalents at the prevailing market rates prior to the close of the New York Stock Exchange ("NYSE"); and (8) short-term taxable debt securities with remaining maturities of 60 days or less at the time of purchase may be valued at amortized cost, unless the Adviser determines such price does not reflect the securities' market value, in which case these securities will be valued at their fair market value determined by the Adviser. Other taxable short-term debt securities with maturities of more than 60 days will be valued on a mark-to-market basis until such time as they reach a maturity of 60 days, whereupon they will be valued at amortized cost using their value on the 61st day unless the Adviser determines such price does not reflect the securities' fair value, in which case these securities will be valued at their fair market value as determined by the Adviser.

The Directors have responsibility for determining in good faith the fair value of the investments, and the Directors may appoint others, such as the Fund's Adviser or a valuation committee, to assist the

Morgan Stanley Income Securities Inc.

Notes to Financial Statements  ■  March 31, 2016 (unaudited) continued

Directors in determining fair value and to make the actual calculations pursuant to the fair valuation methodologies previously approved by the Directors. Under procedures approved by the Directors, the Fund's Adviser has formed a Valuation Committee whose members are approved by the Directors. The Valuation Committee provides administration and oversight of the Fund's valuation policies and procedures, which are reviewed at least annually by the Directors. These procedures allow the Fund to utilize independent pricing services, quotations from securities and financial instrument dealers, and other market sources to determine fair value.

The Fund has procedures to determine the fair value of securities and other financial instruments for which market prices are not readily available. Under these procedures, the Valuation Committee convenes on a regular and ad hoc basis to review such securities and considers a number of factors, including valuation methodologies and significant unobservable valuation inputs, when arriving at fair value. The Valuation Committee may employ a market-based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book values, and other relevant information for the investment to determine the fair value of the investment. An income-based valuation approach may also be used in which the anticipated future cash flows of the investment are discounted to calculate fair value. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of the investments. Due to the inherent uncertainty of valuations of such investments, the fair values may differ significantly from the values that would have been used had an active market existed. The Valuation Committee employs various methods for calibrating these valuation approaches including a regular review of valuation methodologies, key inputs and assumptions, transactional back-testing or disposition analysis, and reviews of any related market activity.

B. Accounting for Investments — Security transactions are accounted for on the trade date (date the order to buy or sell is executed). Realized gains and losses on security transactions are determined by the identified cost method. When the Fund buys an interest in a Senior Loan, it may receive a commitment fee which is paid to lenders on an ongoing basis based upon the undrawn portion committed by the lenders of the underlying Senior Loan. The Fund accrues the commitment fee over the expected term of the loan. When the Fund sells an interest in a Senior Loan, it may be required to pay fees or commissions to the purchaser of the interest. Fees received in connection with loan amendments are accrued as earned. Discounts are accreted and premiums are amortized over the life of the respective securities and are included in interest income. Interest income is accrued daily as earned.

C. Dividends and Distributions to Shareholders — Dividends and distributions to shareholders are recorded on the ex-dividend date. Dividends from net investment income, if any, are declared and paid monthly. Net realized capital gains, if any, are distributed at least annually.

D. Senior Loans — Senior Loans are typically structured by a syndicate of lenders ("Lenders"), one or more of which administers the Senior Loan on behalf of the Lenders ("Agent"). Lenders may sell

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Notes to Financial Statements  ■  March 31, 2016 (unaudited) continued

interests in Senior Loans to third parties ("Participations") or may assign all or a portion of their interest in a Senior Loan to third parties ("Assignments"). Senior Loans are exempt from registration under the Securities Act of 1933. Presently, Senior Loans are not readily marketable and are often subject to restrictions on resale.

E. Foreign Currency Translation and Foreign Investments — The books and records of the Fund are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars as follows:

— investments, other assets and liabilities at the prevailing rate of exchange on the valuation date;

— investment transactions and investment income at the prevailing rates of exchange on the dates of  such transactions.

Although the net assets of the Fund are presented at the foreign exchange rates and market values at the close of the period, the Fund does not isolate that portion of the results of operations arising as a result of changes in the foreign exchange rates from the fluctuations arising from changes in the market prices of securities held at period end. Similarly, the Fund does not isolate the effect of changes in foreign exchange rates from the fluctuations arising from changes in the market prices of securities sold during the period. Accordingly, realized and unrealized foreign currency gains (losses) on investments in securities are included in the reported net realized and unrealized gains (losses) on investment transactions and balances. However, pursuant to U.S. Federal income tax regulations, gains and losses from certain foreign currency transactions and the foreign currency portion of gains and losses realized on sales and maturities of foreign denominated debt securities are treated as ordinary income for U.S. Federal income tax purposes.

Net realized gains (losses) on foreign currency transactions represent net foreign exchange gains (losses) from foreign currency forward exchange contracts, disposition of foreign currencies, currency gains (losses) realized between the trade and settlement dates on securities transactions, and the difference between the amount of investment income and foreign withholding taxes recorded on the Fund's books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized currency gains (losses) from valuing foreign currency denominated assets and liabilities at period end exchange rates are reflected as a component of unrealized appreciation (depreciation) in the Statement of Assets and Liabilities. The change in unrealized currency gains (losses) on foreign currency translations for the period is reflected in the Statement of Operations.

Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of U.S. dollar denominated transactions as a result of, among other factors, fluctuations of exchange rates in relation to the U.S. dollar, the possibility of lower levels of governmental supervision and regulation of foreign securities markets and the possibility of political or economic instability.

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Notes to Financial Statements  ■  March 31, 2016 (unaudited) continued

F. Use of Estimates — The preparation of financial statements in accordance with generally accepted accounting principles in the United States ("GAAP") requires management to make estimates and assumptions that affect the reported amounts and disclosures. Actual results could differ from those estimates.

G. Indemnifications — The Fund enters into contracts that contain a variety of indemnifications. The Fund's maximum exposure under these arrangements is unknown. However, the Fund has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

2. Fair Valuation Measurements

Financial Accounting Standards Board ("FASB") Accounting Standards CodificationTM ("ASC") 820, "Fair Value Measurement" ("ASC 820"), defines fair value as the value that the Fund would receive to sell an investment or pay to transfer a liability in a timely transaction with an independent buyer in the principal market, or in the absence of a principal market the most advantageous market for the investment or liability. ASC 820 establishes a three-tier hierarchy to distinguish between (1) inputs that reflect the assumptions market participants would use in valuing an asset or liability developed based on market data obtained from sources independent of the reporting entity (observable inputs); and (2) inputs that reflect the reporting entity's own assumptions about the assumptions market participants would use in valuing an asset or liability developed based on the best information available in the circumstances (unobservable inputs) and to establish classification of fair value measurements for disclosure purposes. Various inputs are used in determining the value of the Fund's investments. The inputs are summarized in the three broad levels listed below.

•  Level 1 — unadjusted quoted prices in active markets for identical investments

•  Level 2 — other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•  Level 3 — significant unobservable inputs including the Fund's own assumptions in determining the fair value of investments. Factors considered in making this determination may include, but are not limited to, information obtained by contacting the issuer, analysts, or the appropriate stock exchange (for exchange-traded securities), analysis of the issuer's financial statements or other available documents and, if necessary, available information concerning other securities in similar circumstances

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities and the determination of the significance of a particular input to the fair value measurement in its entirety requires judgment and considers factors specific to each security.

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Notes to Financial Statements  ■  March 31, 2016 (unaudited) continued

The following is a summary of the inputs used to value the Fund's investments as of March 31, 2016.

INVESTMENT TYPE	LEVEL 1 UNADJUSTED QUOTED PRICES	LEVEL 2 OTHER SIGNIFICANT OBSERVABLE INPUTS	LEVEL 3 SIGNIFICANT UNOBSERVABLE INPUTS	TOTAL
Assets:
Fixed Income Securities
Corporate Bonds	$—	$155,961,213	$—	$155,961,213
Asset-Backed Securities	—	2,111,343	—	2,111,343
U.S. Treasury Security	—	1,943,241	—	1,943,241
Variable Rate Senior Loan Interests	—	1,473,052	—	1,473,052
Total Fixed Income Securities	—	161,488,849	—	161,488,849
Short-Term Investment
U.S. Treasury Security	—	1,504,508	—	1,504,508
Foreign Currency Forward Exchange Contract	—	3,616	—	3,616
Futures Contracts	68,436	—	—	68,436
Credit Default Swap Agreement	—	76,575	—	76,575
Total Assets	68,436	163,073,548	—	163,141,984
Liabilities:
Foreign Currency Forward Exchange Contract	—	(511)	—	(511)
Futures Contracts	(158,109)	—	—	(158,109)
Credit Default Swap Agreement	—	(32,140)	—	(32,140)
Total Liabilities	(158,109)	(32,651)	—	(190,760)
Total	$(89,673)	$163,040,897	$—	$162,951,224

Transfers between investment levels may occur as the markets fluctuate and/or the availability of data used in an investment's valuation changes. The Fund recognizes transfers between the levels as of the end of the period. As of March 31, 2016, the Fund did not have any investments transfer between investment levels.

3. Derivatives

The Fund may, but it is not required to, use derivative instruments for a variety of purposes, including hedging, risk management, portfolio management or to earn income. Derivatives are financial instruments whose value is based, in part, on the value of an underlying asset, interest rate, index or financial instrument. Prevailing interest rates and volatility levels, among other things, also affect the value of derivative instruments. A derivative instrument often has risks similar to its underlying asset

Morgan Stanley Income Securities Inc.

Notes to Financial Statements  ■  March 31, 2016 (unaudited) continued

and may have additional risks, including imperfect correlation between the value of the derivative and the underlying asset, risks of default by the counterparty to certain transactions, magnification of losses incurred due to changes in the market value of the securities, instruments, indices or interest rates to which the derivative instrument relates, risks that the transactions may not be liquid and risks arising from margin requirements. The use of derivatives involves risks that are different from, and possibly greater than, the risks associated with other portfolio investments. Derivatives may involve the use of highly specialized instruments that require investment techniques and risk analyses different from those associated with other portfolio investments. All of the Fund's holdings, including derivative instruments, are marked-to-market each day with the change in value reflected in unrealized appreciation (depreciation). Upon disposition, a realized gain or loss is recognized.

Certain derivative transactions may give rise to a form of leverage. Leverage magnifies the potential for gain and risk of loss. Leverage associated with derivative transactions may cause the Fund to liquidate portfolio positions when it may not be advantageous to do so to satisfy its obligations or to meet earmarking or segregation requirements, pursuant to applicable Securities and Exchange Commission rules and regulations, or may cause the Fund to be more volatile than if the Fund had not been leveraged. Although the Adviser seeks to use derivatives to further the Fund's investment objectives, there is no assurance that the use of derivatives will achieve this result.

Following is a description of the derivative instruments and techniques that the Fund used during the period and their associated risks:

Foreign Currency Forward Exchange Contracts In connection with its investments in foreign securities, the Fund entered into contracts with banks, brokers or dealers to purchase or sell securities or foreign currencies at a future date. A foreign currency forward exchange contract ("currency contract") is a negotiated agreement between the contracting parties to exchange a specified amount of currency at a specified future time at a specified rate. The rate can be higher or lower than the spot rate between the currencies that are the subject of the contract. Currency contracts may be used to protect against uncertainty in the level of future foreign currency exchange rates or to gain or modify exposure to a particular currency. To the extent hedged by the use of currency contracts, the precise matching of the currency contract amounts and the value of the securities involved will not generally be possible because the future value of such securities in foreign currencies will change as a consequence of market movements in the value of those securities between the date on which the contract is entered into and the date it matures. Furthermore, such transactions may reduce or preclude the opportunity for gain if the value of the currency should move in the direction opposite to the position taken. There is additional risk to the extent that currency contracts create exposure to currencies in which the Fund's securities are not denominated. Unanticipated changes in currency prices may result in poorer overall performance for the Fund than if it had not entered into such contracts. The use of

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Notes to Financial Statements  ■  March 31, 2016 (unaudited) continued

currency contracts involves the risk of loss from the insolvency or bankruptcy of the counterparty to the contract or the failure of the counterparty to make payments or otherwise comply with the terms of the contract. A currency contract is marked-to-market daily and the change in market value is recorded by the Fund as unrealized gain or loss. The Fund records realized gains (losses) when the currency contract is closed equal to the difference between the value of the currency contract at the time it was opened and the value at the time it was closed.

Futures A futures contract is a standardized, exchange-traded agreement to buy or sell a specific quantity of an underlying asset, reference rate or index at a specific price at a specific future time. The value of a futures contract tends to increase and decrease in tandem with the value of the underlying instrument. Depending on the terms of the particular contract, futures contracts are settled through either physical delivery of the underlying instrument on the settlement date or by payment of a cash settlement amount on the settlement date. During the period the futures contract is open, payments are received from or made to the broker based upon changes in the value of the contract (the variation margin). A decision as to whether, when and how to use futures contracts involves the exercise of skill and judgment and even a well-conceived futures transaction may be unsuccessful because of market behavior or unexpected events. In addition to the derivatives risks discussed above, the prices of futures contracts can be highly volatile, using futures contracts can lower total return, and the potential loss from futures contracts can exceed the Fund's initial investment in such contracts. No assurance can be given that a liquid market will exist for any particular futures contract at any particular time. There is also the risk of loss by the Fund of margin deposits in the event of bankruptcy of a broker with which the Fund has open positions in the futures contract.

Swaps The Fund may enter into OTC swap contracts or cleared swap transactions. A swap contract is an agreement between two parties pursuant to which the parties exchange payments at specified dates on the basis of a specified notional amount, with the payments calculated by reference to specified securities, indices, reference rates, currencies or other instruments. Typically swap agreements provide that when the period payment dates for both parties are the same, the payments are made on a net basis (i.e., the two payment streams are netted out, with only the net amount paid by one party to the other). The Fund's obligations or rights under a swap contract entered into on a net basis will generally be equal only to the net amount to be paid or received under the agreement, based on the relative values of the positions held by each party. Cleared swap transactions may help reduce counterparty credit risk. In a cleared swap, the Fund's ultimate counterparty is a clearinghouse rather than a swap dealer, bank or other financial institution. OTC swap agreements are not entered into or traded on exchanges and often there is no central clearing or guaranty function for OTC swaps. These OTC swaps are often subject to credit risk or the risk of default or non-performance by the counterparty. Both OTC and cleared swaps could result in losses if interest rates, foreign currency exchange rates or other factors are not correctly anticipated by the Fund or if the reference index, security or investments

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Notes to Financial Statements  ■  March 31, 2016 (unaudited) continued

do not perform as expected. During the period swap agreements are open, payments are received from or made to the clearinghouse or counterparty based upon changes in the value of the contract (variation margin). The Dodd-Frank Wall Street Reform and Consumer Protection Act and related regulatory developments require the clearing and exchange-trading of certain standardized swap transactions. Mandatory exchange-trading and clearing is occurring on a phased-in basis.

The Fund's use of swaps during the period included those based on the credit of an underlying security commonly referred to as "credit default swaps." The Fund may be either the buyer or seller in a credit default swap. Where the Fund is the buyer of a credit default swap contract, it would typically be entitled to receive the par (or other agreed-upon) value of a referenced debt obligation from the counterparty to the contract only in the event of a default or similar event by the issuer of the debt obligation. If no default occurs, the Fund would have paid to the counterparty a periodic stream of payments over the term of the contract and received no benefit from the contract. When the Fund is the seller of a credit default swap contract, it typically receives the stream of payments but is obligated to pay an amount equal to the par (or other agreed-upon) value of a referenced debt obligation upon the default or similar event by the issuer of the referenced debt obligation. The use of credit default swaps could result in losses to the Fund if the Adviser fails to correctly evaluate the creditworthiness of the issuer of the referenced debt obligation.

If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap agreement and take delivery of the referenced obligation, other deliverable obligations or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap agreement less the recovery value of the referenced obligation or underlying securities comprising the referenced index. If the Fund is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) receive from the seller of protection an amount equal to the notional amount of the swap agreement and deliver the referenced obligation, other deliverable obligations or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap agreement less the recovery value of the referenced obligation or underlying securities comprising the referenced index. Recovery values are estimated by market makers considering either industry standard recovery rates or entity specific factors and considerations until a credit event occurs. If a credit event has occurred, the recovery value is determined by a facilitated auction whereby a minimum number of allowable broker bids, together with a specified valuation method, are used to calculate the settlement value. The Fund's maximum risk of loss from counterparty risk, either as the protection seller or as the protection buyer, is the fair value of the swap agreement.

Morgan Stanley Income Securities Inc.

Notes to Financial Statements  ■  March 31, 2016 (unaudited) continued

The current credit rating of each individual issuer is listed in the table following the Portfolio of Investments and serves as an indicator of the current status of the payment/performance risk of the credit derivative. Alternatively, for credit default swaps on an index of credits, the quoted market prices and current values serve as an indicator of the current status of the payment/performance risk of the credit derivative. Generally, lower credit ratings and increasing market values, in absolute terms, represent a deterioration of the credit and a greater likelihood of an adverse credit event of the issuer.

When the Fund has an unrealized loss on a swap agreement, the Fund has instructed the custodian to pledge cash or liquid securities as collateral with a value approximately equal to the amount of the unrealized loss. Collateral pledges are monitored and subsequently adjusted if and when the swap valuations fluctuate. If applicable, cash collateral is included with "Due from (to) broker" in the Statement of Assets and Liabilities.

Upfront payments paid or received by the Fund will be reflected as an asset or liability, respectively, in the Statement of Assets and Liabilities.

FASB ASC 815, "Derivatives and Hedging" ("ASC 815"), is intended to improve financial reporting about derivative instruments by requiring enhanced disclosures to enable investors to better understand how and why the Fund uses derivative instruments, how these derivative instruments are accounted for and their effects on the Fund's financial position and results of operations.

The following table sets forth the fair value of the Fund's derivative contracts by primary risk exposure as of March 31, 2016.

PRIMARY RISK EXPOSURE	ASSET DERIVATIVES STATEMENT OF ASSETS AND LIABILITIES LOCATION	FAIR VALUE		LIABILITY DERIVATIVES STATEMENT OF ASSETS AND LIABILITIES LOCATION	FAIR VALUE
Interest Rate Risk	Variation margin on open futures contracts	$68,436	(a)	Variation margin on open futures contracts	$(158,109	)(a)
Credit Risk	Unrealized appreciation on open swap agreement	—		Unrealized depreciation on open swap agreement	(32,140)
	Variation margin on open swap agreement	76,575	(a)	Variation margin on open swap agreements	—
Foreign Currency Risk	Unrealized appreciation on open foreign currency forward exchange contract	3,616		Unrealized depreciation on open foreign currency forward exchange contract	(511)
		$148,627			$(190,760)

(a)  Includes cumulative appreciation (depreciation) as reported in the Portfolio of Investments. Only current day's net variation margin is reported within the Statement of Assets and Liabilities.

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Notes to Financial Statements  ■  March 31, 2016 (unaudited) continued

The following tables set forth by primary risk exposure the Fund's realized gains (losses) and change in unrealized appreciation (depreciation) by type of derivative contract for the six months ended March 31, 2016 in accordance with ASC 815.

AMOUNT OF REALIZED GAIN (LOSS) ON DERIVATIVE CONTRACTS

PRIMARY RISK EXPOSURE	FUTURES	FOREIGN CURRENCY FORWARD EXCHANGE	SWAP AGREEMENTS
Interest Rate Risk	$(589,162)	$—	$(218,146)
Credit Risk	—	—	(65,786)
Foreign Currency Risk	—	(2,211)	—
Total	$(589,162)	$(2,211)	$(283,932)

CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION) ON DERIVATIVE CONTRACTS

PRIMARY RISK EXPOSURE	FUTURES	FOREIGN CURRENCY FORWARD EXCHANGE	SWAP AGREEMENTS
Interest Rate Risk	$(17,907)	$—	$268,324
Credit Risk	—	—	(82,989)
Foreign Currency Risk	—	3,713	—
Total	$(17,907)	$3,713	$185,335

At March 31, 2016, the Fund's derivative assets and liabilities are as follows:

GROSS AMOUNTS OF ASSETS AND LIABILITIES PRESENTED IN THE STATEMENT OF ASSETS AND LIABILITIES

DERIVATIVES (b)	ASSETS (c)	LIABILITIES (c)
Foreign Currency Forward Exchange Contracts	$3,616	$(511)
Swap Agreement	—	(32,140)
Total	$3,616	$(32,651)

(b)  Excludes exchange-traded derivatives.

(c)  Absent an event of default or early termination, OTC derivative assets and liabilities are presented gross and not offset in the Statement of Assets and Liabilities.

The Fund typically enters into International Swaps and Derivatives Association, Inc. Master Agreements ("ISDA Master Agreements") or similar master agreements (collectively, "Master Agreements") with its contract counterparties for certain OTC derivatives in order to, among other things, reduce its credit risk to counterparties. ISDA Master Agreements include provisions for general obligations, representations, collateral and events of default or termination. Under an ISDA Master Agreement, the Fund typically may offset with the counterparty certain OTC derivative financial instruments' payables and/or receivables with collateral held and/or posted and create one single net payment (close-out netting) in the event of default, termination and/or potential deterioration in the credit quality of the counterparty. Various Master Agreements govern the terms of certain transactions with counterparties,

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Notes to Financial Statements  ■  March 31, 2016 (unaudited) continued

including transactions such as swap, forward, repurchase and reverse repurchase agreements. These Master Agreements typically attempt to reduce the counterparty risk associated with such transactions by specifying credit protection mechanisms and providing standardization that improves legal certainty. Cross-termination provisions under Master Agreements typically provide that a default in connection with one transaction between the Fund and a counterparty gives the non-defaulting party the right to terminate any other transactions in place with the defaulting party to create one single net payment due to/due from the defaulting party and may be a feature in certain Master Agreements. In the event the Fund exercises its right to terminate a Master Agreement after a counterparty experiences a termination event as defined in the Master Agreement, the return of collateral with market value in excess of the Fund's net liability may be delayed or denied.

The following tables present derivative financial instruments that are subject to enforceable netting arrangements as of March 31, 2016.

GROSS AMOUNTS NOT OFFSET IN THE STATEMENTS OF ASSETS AND LIABILITIES

COUNTERPARTY	GROSS ASSET DERIVATIVES PRESENTED IN STATEMENTS OF ASSETS AND LIABILITIES	FINANCIAL INSTRUMENT	COLLATERAL RECEIVED	NET AMOUNT (NOT LESS THAN $0)
HSBC Bank PLC	$3,616	$(511)	$—	$3,105

GROSS AMOUNTS NOT OFFSET IN THE STATEMENTS OF ASSETS AND LIABILITIES

COUNTERPARTY	GROSS LIABILITY DERIVATIVES PRESENTED IN STATEMENTS OF ASSETS AND LIABILITIES	FINANCIAL INSTRUMENT	COLLATERAL PLEDGED	NET AMOUNT (NOT LESS THAN $0)
Barclays Bank PLC	$32,140	$—	$—	$32,140
HSBC Bank PLC	511	(511)	—	0
Total	$32,651	$(511)	$—	$32,140

For the six months ended March 31, 2016, the average monthly amount outstanding for each derivative type is as follows:

Foreign Currency Forward Exchange Contracts:
Average monthly principal amount	$573,985
Futures Contracts:
Average monthly original value	$57,906,065
Swap Agreements:
Average monthly notional amount	$7,162,500

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Notes to Financial Statements  ■  March 31, 2016 (unaudited) continued

4. Advisory/Administration Agreements

Pursuant to an Investment Advisory Agreement with the Adviser, the Fund pays an advisory fee, accrued daily and paid monthly, by applying the following annual rates to the Fund: 0.42% to the portion of the average weekly net assets not exceeding $500 million and 0.35% to the portion of the average weekly net assets exceeding $500 million. For the six months ended March 31, 2016, the advisory fee rate was equivalent to an annual effective rate of 0.42% of the Fund's average weekly net assets.

The Adviser also serves as the Administrator to the Fund and provides administrative services pursuant to an Administration Agreement for an annual fee, accrued daily and paid monthly, of 0.08% of the Fund's average weekly net assets.

Under a Sub-Administration Agreement between the Administrator and State Street Bank and Trust Company ("State Street"), State Street provides certain administrative services to the Fund. For such services, the Administrator pays State Street a portion of the fee the Administrator receives from the Fund.

5. Security Transactions and Transactions with Affiliates

The cost of purchases and proceeds from sales of investment securities, excluding short-term investments, for the six months ended March 31, 2016, aggregated $29,699,162 and $37,401,586, respectively. Included in the aforementioned are purchases of U.S. Government securities of $1,903,920 and there were no sales of U.S. Government securities.

The Fund has an unfunded noncontributory defined benefit pension plan covering certain independent Directors of the Fund who will have served as independent Directors for at least five years at the time of retirement. Benefits under this plan are based on factors which include years of service and compensation. The Directors voted to close the plan to new participants and eliminate the future benefits growth due to increases to compensation after July 31, 2003. Aggregate pension costs for the six months ended March 31, 2016, included in "Directors' fees and expenses" in the Statement of Operations amounted to $690. At March 31, 2016, the Fund had an accrued pension liability of $59,896, which is included in "Accrued expenses and other payables" in the Statement of Assets and Liabilities.

The Fund has an unfunded Deferred Compensation Plan (the "Compensation Plan"), which allows each independent Director to defer payment of all, or a portion, of the fees he or she receives for serving on the Board of Directors. Each eligible Director generally may elect to have the deferred amounts credited with a return equal to the total return on one or more of the Morgan Stanley funds that are offered as investment options under the Compensation Plan. Appreciation/depreciation and distributions received from these investments are recorded with an offsetting increase/decrease in the deferred compensation obligation and do not affect the net asset value ("NAV") of the Fund.

Morgan Stanley Income Securities Inc.

Notes to Financial Statements  ■  March 31, 2016 (unaudited) continued

6. Capital Stock

On December 12, 1995, the Fund commenced a share repurchase program for the purposes of enhancing shareholder value and reducing the discount at which the Fund's shares trade from their net asset value. During the six months ended March 31, 2016, the Fund did not repurchase any of its shares. Since the inception of the program, the Fund has repurchased 3,237,183 of its shares at an average discount of 8.86% from net asset value per share. The Directors regularly monitor the Fund's share repurchase program as part of their review and consideration of the Fund's premium/discount history. The Fund expects to continue to repurchase its outstanding shares at such time and in such amounts as it believes will further the accomplishment of the foregoing objectives, subject to review by the Directors.

7. Dividends

The Fund declared the following dividends from net investment income subsequent to March 31, 2016:

DECLARATION DATE	AMOUNT PER SHARE	RECORD DATE	PAYABLE DATE
April 12, 2016	$0.045	April 22, 2016	April 29, 2016

8. Federal Income Tax Status

It is the Fund's intention to continue to qualify as a regulated investment company and distribute all of its taxable and tax-exempt income. Accordingly, no provision for Federal income taxes is required in the financial statements.

The Fund may be subject to taxes imposed by countries in which it invests. Such taxes are generally based on income and/or capital gains earned or repatriated. Taxes are accrued based on net investment income, net realized gains and net unrealized appreciation as such income and/or gains are earned. Taxes may also be based on transactions in foreign currency and are accrued based on the value of investments denominated in such currency.

FASB ASC 740-10, "Income Taxes — Overall", sets forth a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken in a tax return. Management has concluded that there are no significant uncertain tax positions that would require recognition in the financial statements. If applicable, the Fund recognizes interest accrued related to unrecognized tax benefits in "Interest Expense" and penalties in "Other Expenses" in the Statement of Operations. The Fund files tax returns with the U.S. Internal Revenue Service, New York and various states. Each of the tax years in the four-year period ended September 30, 2015 remains subject to examination by taxing authorities.

Morgan Stanley Income Securities Inc.

Notes to Financial Statements  ■  March 31, 2016 (unaudited) continued

The tax character of distributions paid may differ from the character of distributions shown in the Statements of Changes in Net Assets due to short-term capital gains being treated as ordinary income for tax purposes. The tax character of distributions paid during fiscal years 2015 and 2014 was as follows:

2015 DISTRIBUTIONS PAID FROM:		2014 DISTRIBUTIONS PAID FROM:
ORDINARY INCOME	LONG-TERM CAPITAL GAIN	ORDINARY INCOME
$5,369,341	$327,081	$6,318,482

The amount and character of income and gains to be distributed are determined in accordance with income tax regulations which may differ from GAAP. These book/tax differences are either considered temporary or permanent in nature.

Temporary differences are attributable to differing book and tax treatments for the timing of the recognition of gains (losses) on certain investment transactions and the timing of the deductibility of certain expenses.

Permanent differences, primarily due to differing treatments of gains (losses) related to foreign currency transactions, basis adjustments for swap transactions, paydown adjustments, nondeductible expenses and tax adjustments on debt securities sold by the Fund, resulted in the following reclassifications among the components of net assets at September 30, 2015:

ACCUMULATED UNDISTRIBUTED NET INVESTMENT INCOME	ACCUMULATED UNDISTRIBUTED NET REALIZED GAIN	PAID-IN-CAPITAL
$(265,772)	$450,942	$(185,170)

At September 30, 2015, the components of distributable earnings for the Fund on a tax basis were as follows:

UNDISTRIBUTED ORDINARY INCOME	UNDISTRIBUTED LONG-TERM CAPITAL GAIN
$946,705	$3,930,717

9. Other

At March 31, 2016, the Fund had record owners of 10% or greater. Investment activities of these shareholders could have a material impact on the Fund. The aggregate percentage of such owners was 34.7%.

Morgan Stanley Income Securities Inc.

Financial Highlights

Select ratios and per share data for a share of capital stock outstanding throughout each period:

	FOR THE SIX		FOR THE YEAR ENDED SEPTEMBER 30,
	MONTHS ENDED
	MARCH 31, 2016		2015	2014	2013	2012	2011
	(unaudited)
Selected Per Share Data:
Net asset value, beginning of period	$19.10		$19.92	$18.94	$19.55	$17.95	$18.38
Income (loss) from investment operations:
Net investment income(1)	0.34		0.67	0.64	0.75	0.78	0.86
Net realized and unrealized gain (loss)	0.19		(0.86)	1.04	(0.68)	1.65	(0.38)
Total income (loss) from investment operations	0.53		(0.19)	1.68	0.07	2.43	0.48
Less dividends and distributions from:
Net investment income	(0.38)		(0.58)	(0.70)	(0.69)	(0.83)	(0.91)
Net realized gain	(0.45)		(0.05)	—	—	—	—
Total dividends and distributions	(0.83)		(0.63)	(0.70)	(0.69)	(0.83)	(0.91)
Anti-dilutive effect of share repurchase program	—		—	0.00 (2)	0.01	—	—
Net asset value, end of period	$18.80		$19.10	$19.92	$18.94	$19.55	$17.95
Market value, end of period	$17.51		$17.38	$17.85	$16.63	$19.14	$17.20
Total Investment Return:(3)
Market Value	5.70	%(4)	0.89%	11.76%	(9.68)%	16.53%	2.00%
Ratios to Average Net Assets:
Total expenses	0.74	%(5)	0.72%	0.67%	0.66%	0.63%	0.65%
Net investment income	3.65	%(5)	3.39%	3.26%	3.86%	4.16%	4.71%
Supplemental Data:
Net assets, end of period, in thousands	$168,526		$171,236	$178,550	$170,041	$176,500	$162,030
Portfolio turnover rate	18	%(4)	44%	43%	57%	61%	52%

(1)  The per share amounts were computed using an average number of shares outstanding during the period.

(2)  Amount is less than $0.005.

(3)  Total return is based upon the current market value on the last day of each period reported. Dividends and distributions are assumed to be reinvested at the prices obtained under the Fund's dividend reinvestment plan. Total return does not reflect brokerage commissions.

(4)  Not annualized.

(5)  Annualized.

See Notes to Financial Statements

Morgan Stanley Income Securities Inc.

Portfolio Management (unaudited)

The Portfolio is managed by members of the Taxable Fixed Income team. The team consists of portfolio managers and analysts. Current members of the team jointly and primarily responsible for the day-to-day management of the Fund's portfolio are Mikhael Breiterman-Loader, Vice President of the Adviser, Joseph Mehlman, Executive Director of the Adviser and Christian G. Roth, Managing Director of the Adviser.

Mr. Breiterman-Loader has been associated with the Adviser in an investment management capacity since 2009 and began managing the Fund in May 2015. Mr. Mehlman has been associated with the Adviser in an investment management capacity since 2002 and began managing the Fund in November 2008. Mr. Roth has been associated with the Adviser or its investment management affiliates in an investment management capacity since 1991 and began managing the Fund in February 2009.

Morgan Stanley Income Securities Inc.

Investment Policy (unaudited)

Derivatives

The Fund may, but it is not required to, use derivative instruments for a variety of purposes, including hedging, risk management, portfolio management or to earn income. Derivatives are financial instruments whose value is based, in part, on the value of an underlying asset, interest rate, index or financial instrument. Prevailing interest rates and volatility levels, among other things, also affect the value of derivative instruments. A derivative instrument often has risks similar to its underlying asset and may have additional risks, including imperfect correlation between the value of the derivative and the underlying asset, risks of default by the counterparty to certain transactions, magnification of losses incurred due to changes in the market value of the securities, instruments, indices or interest rates to which the derivative instrument relates, risks that the transactions may not be liquid and risks arising from margin requirements. The use of derivatives involves risks that are different from, and possibly greater than, the risks associated with other portfolio investments. Derivatives may involve the use of highly specialized instruments that require investment techniques and risk analyses different from those associated with other portfolio investments. In addition, proposed regulatory changes by the Securities and Exchange Commission ("SEC") relating to a mutual fund's use of derivatives could potentially limit or impact the Fund's ability to invest in derivatives and adversely affect the value or performance of the Fund or its derivative investments. Certain derivative transactions may give rise to a form of leverage. Leverage magnifies the potential for gain and the risk of loss. Leverage associated with derivative transactions may cause the Fund to liquidate portfolio positions when it may not be advantageous to do so to satisfy its obligations or to meet earmarking or segregation requirements, pursuant to applicable SEC rules and regulations, or may cause the Fund to be more volatile than if the Fund had not been leveraged. Although the Adviser seeks to use derivatives to further the Fund's investment objectives, there is no assurance that the use of derivatives will achieve this result.

Following is a description of the derivative instruments and techniques that the Fund may use and their associated risks:

Futures. A futures contract is a standardized, exchange-traded agreement to buy or sell a specific quantity of an underlying asset, reference rate or index at a specific price at a specific future time. The value of a futures contract tends to increase and decrease in tandem with the value of the underlying instrument. Depending on the terms of the particular contract, futures contracts are settled through either physical delivery of the underlying instrument on the settlement date or by payment of a cash settlement amount on the settlement date. A decision as to whether, when and how to use futures contracts involves the exercise of skill and judgment and even a well-conceived futures transaction may be unsuccessful because of market behavior or unexpected events. In addition to the derivatives risks discussed above, the prices of futures contracts can be highly volatile, using futures contracts can lower total return, and the potential loss from futures contracts can exceed the Fund's initial investment in such contracts. No assurance can be given that a liquid market will exist for any particular futures contract at

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Investment Policy (unaudited) continued

any particular time. There is also the risk of loss by the Fund of margin deposits in the event of bankruptcy of a broker with which the Fund has open positions in the futures contract.

Options. If the Fund buys an option, it buys a legal contract giving it the right to buy or sell a specific amount of the underlying instrument or futures contract on the underlying instrument at an agreed-upon price typically in exchange for a premium paid by the Fund. If the Fund sells an option, it sells to another person the right to buy from or sell to the Fund a specific amount of the underlying instrument or futures contract on the underlying instrument at an agreed-upon price typically in exchange for a premium received by the Fund. When options are purchased over-the-counter ("OTC"), the Fund bears the risk that the counterparty that wrote the option will be unable or unwilling to perform its obligations under the option contract. Options may also be illiquid and the Fund may have difficulty closing out its position. A decision as to whether, when and how to use options involves the exercise of skill and judgment and even a well-conceived option transaction may be unsuccessful because of market behavior or unexpected events. The prices of options can be highly volatile and the use of options can lower total returns.

Swaps. The Fund may enter into OTC swap contracts or cleared swap transactions. An OTC swap contract is an agreement between two parties pursuant to which the parties exchange payments at specified dates on the basis of a specified notional amount, with the payments calculated by reference to specified securities, indices, reference rates, currencies or other instruments. Typically swap agreements provide that when the period payment dates for both parties are the same, the payments are made on a net basis (i.e., the two payment streams are netted out, with only the net amount paid by one party to the other). The Fund's obligations or rights under a swap contract entered into on a net basis will generally be equal only to the net amount to be paid or received under the agreement, based on the relative values of the positions held by each party. Cleared swap transactions may help reduce counterparty credit risk. In a cleared swap, the Fund's ultimate counterparty is a clearinghouse rather than a swap dealer, bank or other financial institution. OTC swap agreements are not entered into or traded on exchanges and often there is no central clearing or guaranty function for OTC swaps. These OTC swaps are often subject to credit risk or the risk of default or non-performance by the counterparty. Both OTC and cleared swaps could result in losses if interest rates, foreign currency exchange rates or other factors are not correctly anticipated by the Fund or if the reference index, security or investments do not perform as expected. The Fund enters into credit default, interest rate and other forms of swap agreements to manage exposure to credit and interest rate risks. The Fund's use of swaps may include those based on the credit of an underlying security, commonly referred to as "credit default swaps". The Fund may be either the buyer or the seller in a credit default swap. Where the Fund is the buyer of a credit default swap contract, it would typically be entitled to receive the par (or other agreed-upon) value of a referenced debt obligation from the counterparty to the contract only in the event of a default or similar event of the issuer of the referenced debt obligation. If no default occurs, the Fund would have paid to the counterparty a periodic stream of payments over the term of the contract and received no

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Investment Policy (unaudited) continued

benefit from the contract. When the Fund is the seller of a credit default swap contract, typically it receives the stream of payments but is obligated to pay an amount equal to the par (or other agreed-upon) value of a referenced debt obligation upon the default or similar event by the issuer of the debt obligation. The Dodd-Frank Wall Street Reform and Consumer Protection Act and related regulatory developments require the clearing and exchange-trading of certain standardized swap transactions. Mandatory exchange-trading and clearing is occurring on a phased-in basis.

Foreign Currency Forward Exchange Contracts. In connection with its investments in foreign securities, the Fund also may enter into contracts with banks, brokers or dealers to purchase or sell securities or foreign currencies at a future date. A foreign currency forward exchange contract ("currency contract") is a negotiated agreement between the contracting parties to exchange a specified amount of currency at a specified future time at a specified rate. The rate can be higher or lower than the spot rate between the currencies that are the subject of the contract. The Fund may also invest in non-deliverable foreign currency forward exchange contracts ("NDFs"). NDFs are similar to other foreign currency forward exchange contracts, but do not require or permit physical delivery of currency upon settlement. Instead, settlement is made in cash based on the difference between the contracted exchange rate and the spot foreign exchange rate at settlement. Currency contracts may be used to protect against uncertainty in the level of future foreign currency exchange rates or to gain or modify exposure to a particular currency. In addition, the Fund may use cross currency hedging or proxy hedging with respect to currencies in which the Fund has or expects to have portfolio or currency exposure. Cross currency hedges involve the sale of one currency against the positive exposure to a different currency and may be used for hedging purposes or to establish an active exposure to the exchange rate between any two currencies. To the extent hedged by the use of currency contracts, the precise matching of the currency contract amounts and the value of the securities involved will not generally be possible because the future value of such securities in foreign currencies will change as a consequence of market movements in the value of those securities between the date on which the contract is entered into and the date it matures. Furthermore, such transactions may reduce or preclude the opportunity for gain if the value of the currency should move in the direction opposite to the position taken. There is additional risk to the extent that currency contracts create exposure to currencies in which the Fund's securities are not denominated. Unanticipated changes in currency prices may result in poorer overall performance for the Fund than if it had not entered into such contracts. The use of currency contracts involves the risk of loss from the insolvency or bankruptcy of the counterparty to the contract or the failure of the counterparty to make payments or otherwise comply with the terms of the contract.

Mortgage Securities

Mortgage securities derive their value from the value of underlying mortgages. Mortgage securities are subject to the risks of price movements in response to changing interest rates and the level of

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Investment Policy (unaudited) continued

prepayments made by borrowers of the underlying mortgages. An unexpectedly high rate of defaults on the mortgages held by a mortgage pool may adversely affect the value of a mortgage-backed security and could result in losses to the Fund. The risk of such defaults is generally higher in the case of mortgage pools that include subprime mortgages. Subprime mortgages refer to loans made to borrowers with weakened credit histories or with a lower capacity to make timely payment on their mortgages.

Collateralized Mortgage Obligations ("CMOs") are debt obligations collateralized by mortgage loans or mortgage pass-through securities (collectively "Mortgage Assets"). Payments of principal and interest on the Mortgage Assets and any reinvestment income are used to make payments on the CMOs. CMOs are issued in multiple classes. Each class has a fixed or floating coupon rate and a stated maturity or final distribution date. The principal and interest on the Mortgage Assets may be allocated among the classes in a number of different ways including "inverse only ("IO")" classes and "inverse IO" classes. Certain classes will, as a result of the allocation, have more predictable cash flows than others. As a general matter, the more predictable the cash flow, the lower the yield relative to other Mortgage Assets. The less predictable the cash flow, the higher the yield and the greater the risk. The Fund may invest in any class of CMOs. The general goal in allocating cash flows on Mortgage Assets to the various classes of a CMO is to create certain tranches on which the expected cash flows have a higher degree of predictability than do the underlying Mortgage Assets. As a general matter, the more predictable the cash flow is on a particular CMO tranche, the lower the anticipated yield on that tranche at the time of issue will be relative to the prevailing market yields on the Mortgage Assets. As part of the process of creating more predictable cash flows on certain tranches of a CMO, one or more tranches generally must be created that absorb most of the changes in the cash flows on the underlying Mortgage Assets. The yields on these tranches are generally higher than prevailing market yields on other mortgage-related securities with similar average lives. Principal prepayments on the underlying Mortgage Assets may cause the CMOs to be retired substantially earlier than their stated maturities or final distribution dates.

Because of the uncertainty of the cash flows on these tranches, the market prices and yields of these tranches are more volatile and may increase or decrease in value substantially with changes in interest rates and/or the rates of prepayment. Due to the possibility that prepayments (on home mortgages and other collateral) will alter the cash flow on CMOs, it is not possible to determine in advance the final maturity date or average life. Faster prepayment will shorten the average life and slower prepayments will lengthen it. In addition, if the collateral securing CMOs or any third-party guarantees is insufficient to make payments, the Fund could sustain a loss.

Commercial Mortgage-Backed Securities ("CMBS") are generally multi-class or pass-through securities backed by a mortgage loan or a pool of mortgage loans secured by commercial property, such as industrial and warehouse properties, office buildings, retail space and shopping malls, multi-family properties and cooperative apartments. The commercial mortgage loans that underlie CMBS are generally not amortizing or not fully amortizing. That is, at their maturity date, repayment of their

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remaining principal balance or "balloon" is due and is repaid through the attainment of an additional loan or sale of the property. An extension of a final payment on commercial mortgages will increase the average life of the CMBS, generally resulting in a lower yield for discount bonds and a higher yield for premium bonds. CMBS are subject to credit risk and prepayment risk. Although prepayment risk is present, it is of a lesser degree in the CMBS than in the residential mortgage market; commercial real estate property loans often contain provisions which substantially reduce the likelihood that such securities will be prepaid (e.g., significant prepayment penalties on loans and, in some cases, prohibition on principal payments for several years following origination).

Stripped Mortgage-Backed Securities ("SMBSs") are derivative multi-class mortgage securities. SMBSs may be issued by agencies or instrumentalities of the U.S. government, or by private originators. A common type of SMBS will have one class receiving some of the interest and most of the principal from the Mortgage Assets, while the other class receives most of the interest and the remainder of the principal. In the most extreme case, one class will receive all of the interest (the interest-only or "IO" class), while the other class will receive all of the principal (the principal-only or "PO" class). Investments in each class of SMBS are extremely sensitive to changes in interest rates. IOs tend to decrease in value substantially if interest rates decline and prepayment rates become more rapid. POs tend to decrease in value substantially if interest rates increase and the rate of prepayment decreases. If the Fund invests in SMBSs and interest rates move in a manner not anticipated by Fund management, it is possible that the Fund could lose all or substantially all of its investment.

Defensive Investing

The Fund may take temporary "defensive" positions in attempting to respond to adverse market, economic, political or other conditions. When the Fund is in a defensive position, the Fund may invest any amount of its assets in cash, cash equivalents or other fixed-income securities in a defensive posture that may be inconsistent with the Fund's principal investment strategies when the Adviser believes it is advisable to do so.

Although taking a defensive posture is designed to protect the Fund from an anticipated market downturn, it could have the effect of reducing the benefit from any upswing in the market. When the Fund takes a defensive position, it may not achieve its investment objective.

Special Risks Related to Cyber Security

The Fund and its service providers are susceptible to cyber security risks that include, among other things, theft, unauthorized monitoring, release, misuse, loss, destruction or corruption of confidential and highly restricted data; denial of service attacks; unauthorized access to relevant systems; compromises to networks or devices that the Fund and its service providers use to service the Fund's operations; or operational disruption or failures in the physical infrastructure or operating systems that support the Fund and its service providers. Cyber attacks against or security breakdowns of the Fund or its service

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providers may adversely impact the Fund and its shareholders, potentially resulting in, among other things, financial losses; the inability of Fund shareholders to transact business and the Fund to process transactions; inability to calculate the Fund's NAV; violations of applicable privacy and other laws; regulatory fines, penalties, reputational damage, reimbursement or other compensation costs; and/or additional compliance costs. The Fund may incur additional costs for cyber security risk management and remediation purposes. In addition, cyber security risks may also impact issuers of securities in which the Fund invests, which may cause the Fund's investment in such issuers to lose value. There can be no assurance that the Fund or its service providers will not suffer losses relating to cyber attacks or other information security breaches in the future.

Foreign and Emerging Market Securities

Investing in the securities of foreign issuers, particularly those located in emerging market or developing countries, entails the risk that news and events unique to a country or region will affect those markets and their issuers. The value of the Fund's shares may vary widely in response to political and economic factors affecting companies in foreign countries. These same events will not necessarily have an effect on the U.S. economy or similar issuers located in the United States. In addition, investments in certain foreign markets, which have historically been considered stable, may become more volatile and subject to increased risk due to ongoing developments and changing conditions in such markets. Moreover, the growing interconnectivity of global economies and financial markets has increased the probability that adverse developments and conditions in one country or region will affect the stability of economies and financial markets in other countries or regions.

Certain foreign markets may rely heavily on particular industries or foreign capital and are more vulnerable to diplomatic developments, the imposition of economic sanctions against a particular country or countries, organizations, entities and/or individuals, changes in international trading patterns, trade barriers, and other protectionist or retaliatory measures. Economic sanctions could, among other things, effectively restrict or eliminate the Fund's ability to purchase or sell securities or groups of securities for a substantial period of time, and may make the Fund's investments in such securities harder to value. International trade barriers or economic sanctions against foreign countries, organizations, entities and/or individuals, may adversely affect the Fund's foreign holdings or exposures. Investments in foreign markets may also be adversely affected by governmental actions such as the imposition of capital controls, nationalization of companies or industries, expropriation of assets or the imposition of punitive taxes. Governmental actions can have a significant effect on the economic conditions in foreign countries, which also may adversely affect the value and liquidity of the Fund's investments. For example, the governments of certain countries may prohibit or impose substantial restrictions on foreign investing in their capital markets or in certain sectors or industries. In addition, a foreign government may limit or cause delay in the convertibility or repatriation of its currency which would adversely affect the U.S. dollar value and/or liquidity of investments denominated in that currency. Any of these actions could severely affect security prices, impair the Fund's ability to

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Investment Policy (unaudited) continued

purchase or sell foreign securities or transfer the Fund's assets back into the United States, or otherwise adversely affect the Fund's operations. Certain foreign investments may become less liquid in response to market developments or adverse investor perceptions, or become illiquid after purchase by the Fund, particularly during periods of market turmoil. Certain foreign investments may become illiquid when, for instance, there are few, if any, interested buyers and sellers or when dealers are unwilling to make a market for certain securities. When the Fund holds illiquid investments, its portfolio may be harder to value.

Determination of NAV

The Fund determines the NAV per share as of the close of the NYSE (normally 4:00p.m. Eastern time) on each day that the NYSE is open for business. Shares generally will not be priced on days that the NYSE is closed, although shares may be priced on such days if the Securities Industry and Financial Markets Association ("SIFMA") recommends that the bond markets remain open for all or part of the day. On any business day when SIFMA recommends that the bond markets close early, the Fund reserves the right to price its shares at or prior to the SIFMA recommended closing time. If the NYSE is closed due to inclement weather, technology problems or any other reason on a day it would normally be open for business, or the NYSE has an unscheduled early closing on a day it has opened for business, the Fund reserves the right to treat such day as a business day and calculate its NAV as of the normally scheduled close of regular trading on the NYSE for that day, so long as the Adviser believes there generally remains an adequate market to obtain reliable and accurate market quotations. The Fund may elect to price its shares on days when the NYSE is closed but the primary securities markets on which the Fund's securities trade remain open.

Morgan Stanley Income Securities Inc.

Dividend Reinvestment Plan (unaudited)

The dividend reinvestment plan (the Plan) offers you a prompt and simple way to reinvest your dividends and capital gains distributions (Distributions) into additional shares of the Fund. Under the Plan, the money you earn from Distributions will be reinvested automatically in more shares of the Fund, allowing you to potentially increase your investment over time.

Plan benefits

•  Add to your account
You may increase your shares in the Fund easily and automatically with the Plan.

•  Low transaction costs
Transaction costs are low because the new shares are bought in blocks and the brokerage commission is shared among all participants.

•  Convenience
You will receive a detailed account statement from Computershare Trust Company, N.A., (the Agent) which administers the Plan. The statement shows your total Distributions, dates of investment, shares acquired, and price per share, as well as the total number of shares in your reinvestment account. You can also access your account at morganstanley.com/im/cef.

•  Safekeeping
The Agent will hold the shares it has acquired for you in safekeeping.

How to participate in the Plan

If you own shares in your own name, you can participate directly in the Plan. If your shares are held in "street name" — in the name of your brokerage firm, bank, or other financial institution — you must instruct that entity to participate on your behalf. If they are unable to participate on your behalf, you may request that they reregister your shares in your own name so that you may enroll in the Plan.

If you choose to participate in the Plan, whenever the Fund declares a distribution, it will be invested in additional shares of the Fund that are purchased in the open market.

How to enroll

To enroll in the Plan, please read the Terms and Conditions in the Plan brochure. You can obtain a copy of the Plan Brochure and enroll in the Plan by visiting morganstanley.com/im/cef, calling toll-free (800) 231-2608 or notifying us in writing at Morgan Stanley Closed-End Funds, Computershare Trust Company, N.A., P.O. Box 30170, College Station, Texas 77842. Please include the Fund name and account number and ensure that all shareholders listed on the account sign the written instructions. Your participation in the Plan will begin with the next Distribution payable after the Agent receives your authorization, as long as they receive it before the "record date," which is generally one week before the dividend is paid. If your authorization arrives after such record date, your participation in the Plan will begin with the following Distribution.

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Dividend Reinvestment Plan (unaudited) continued

Costs of the Plan

There is no direct charge to you for reinvesting dividends and capital gains distributions because the Plan's fees are paid by the Fund. However, when applicable, you will pay your portion of any brokerage commissions incurred when the new shares are purchased on the open market. These brokerage commissions are typically less than the standard brokerage charges for individual transactions, because shares are purchased for all participants in blocks, resulting in lower commissions for each individual participant. Any brokerage commissions or service fees are averaged into the purchase price.

Tax implications

The automatic reinvestment of dividends and capital gains distributions does not relieve you of any income tax that may be due on dividends or capital gains distributions. You will receive tax information annually to help you prepare your federal and state income tax returns.

Morgan Stanley does not offer tax advice. The tax information contained herein is general and is not exhaustive by nature. It was not intended or written to be used, and it cannot be used by any taxpayer, for avoiding penalties that may be imposed on the taxpayer under U.S. federal tax laws, Federal and state tax laws are complex and constantly changing. Shareholders should always consult a legal or tax advisor for Information concerning their individual situation.

How to withdraw from the Plan

To withdraw from the Plan, please visit morganstanley.com/im/cef or call (800) 231-2608 or notify us in writing at the address below.

Morgan Stanley Closed-End Funds
Computershare Trust Company, N.A.
P.O. Box 30170
College Station, Texas 77842

All shareholders listed on the account must sign any written withdrawal instructions. If you withdraw, you have three options with regard to the shares held in your account:

1.  If you opt to continue to hold your non-certificated shares, whole shares will be held by the Agent and fractional shares will be sold.

2.  If you opt to sell your shares through the Agent, we will sell all full and fractional shares and send the proceeds via check to your address of record after deducting brokerage commissions.

3.  You may sell your shares through your financial advisor through the Direct Registration System ("DRS"). DRS is a service within the securities industry that allows Fund shares to be held in your name in electronic format. You retain full ownership of your shares, without having to hold a stock certificate.

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Dividend Reinvestment Plan (unaudited) continued

The Fund and Computershare Trust Company, N.A. at any time may amend or terminate the Plan. Participants will receive written notice at least 30 days before the effective date of any amendment. In the case of termination, Participants will receive written notice at least 30 days before the record date for the payment of any dividend or capital gains distribution by the Fund. In the case of amendment or termination necessary or appropriate to comply with applicable law or the rules and policies of the Securities and Exchange Commission or any other regulatory authority, such written notice will not be required.

To obtain a complete copy of the Dividend Reinvestment Plan, please call our Client Relations department at 800-231-2608 or visit morganstanley.com/im/cef.

Morgan Stanley Income Securities Inc.

U.S. Privacy Policy (unaudited)

An Important Notice Concerning Our U.S. Privacy Policy

This privacy notice describes the U.S. privacy policy of Morgan Stanley Distribution, Inc., and the Morgan Stanley family of mutual funds ("us", "our", "we").

We are required by federal law to provide you with notice of our U.S. privacy policy ("Policy"). This Policy applies to both our current and former clients unless we state otherwise and is intended for individual clients who purchase products or receive services from us for personal, family or household purposes. This Policy is not applicable to partnerships, corporations, trusts or other non-individual clients or account holders, nor is this Policy applicable to individuals who are either beneficiaries of a trust for which we serve as trustee or participants in an employee benefit plan administered or advised by us. This Policy is, however, applicable to individuals who select us to be a custodian of securities or assets in individual retirement accounts, 401(k) accounts, or accounts subject to the Uniform Gifts to Minors Act.

This notice sets out our business practices to protect your privacy; how we collect and share personal information about you; and how you can limit our sharing or certain uses by others of this information. We may amend this Policy at any time, and will inform you of any changes to our Policy as required by law.

We Respect Your Privacy

We appreciate that you have provided us with your personal financial information and understand your concerns about your information. We strive to safeguard the information our clients entrust to us. Protecting the confidentiality and security of client information is an important part of how we conduct our business.

This notice describes what personal information we collect about you, how we collect it, when we may share it with others, and how certain others may use it. It discusses the steps you may take to limit our sharing of certain information about you with our affiliated companies, including, but not limited to our affiliated banking businesses, brokerage firms and credit service affiliates. It also discloses how you may limit our affiliates' use of shared information for marketing purposes.

Throughout this Policy, we refer to the nonpublic information that personally identifies you as "personal information." We also use the term "affiliated company" in this notice. An affiliated company is a company in our family of companies and includes companies with the Morgan Stanley name. These affiliated companies are financial institutions such as broker-dealers, banks, investment advisers and credit card issuers. We refer to any company that is not an affiliated company as a nonaffiliated third party. For purposes of Section 5 of this notice, and your ability to limit certain uses of personal information by our affiliates, this notice applies to the use of personal information by our affiliated companies.

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U.S. Privacy Policy (unaudited) continued

1. What Personal Information Do We Collect From You?

We may collect the following types of information about you: (i) information provided by you, including information from applications and other forms we receive from you, (ii) information about your transactions with us or our affiliates, (iii) information about your transactions with nonaffiliated third parties, (iv) information from consumer reporting agencies, (v) information obtained from our websites, and (vi) information obtained from other sources. For example:

•  We collect information such as your name, address, e-mail address, telephone/fax numbers, assets, income and investment objectives through applications and other forms you submit to us.

•  We may obtain information about account balances, your use of account(s) and the types of products and services you prefer to receive from us through your dealings and transactions with us and other sources.

•  We may obtain information about your creditworthiness and credit history from consumer reporting agencies.

•  We may collect background information from and through third-party vendors to verify representations you have made and to comply with various regulatory requirements.

2. When Do We Disclose Personal Information We Collect About You?

We may disclose personal information we collect about you in each of the categories listed above to affiliated and nonaffiliated third parties.

a. Information We Disclose to Affiliated Companies. We may disclose personal information that we collect about you to our affiliated companies to manage your account(s) effectively, to service and process your transactions, and to let you know about products and services offered by us and affiliated companies, to manage our business, and as otherwise required or permitted by law. Offers for products and services from affiliated companies are developed under conditions designed to safeguard your personal information.

b. Information We Disclose to Third Parties. We may disclose personal information that we collect about you to nonaffiliated third parties to provide marketing services on our behalf or to other financial institutions with whom we have joint marketing agreements. We may also disclose all of the information we collect to other nonaffiliated third parties for our everyday business purposes, such as to process transactions, maintain account(s), respond to court orders and legal investigations, report to credit bureaus, offer our own products and services, protect against fraud, for institutional risk control, to perform services on our behalf, and as otherwise required or permitted by law.

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U.S. Privacy Policy (unaudited) continued

When we share personal information about you with a nonaffiliated third party, they are required to limit their use of personal information about you to the particular purpose for which it was shared and they are not allowed to share personal information about you with others except to fulfill that limited purpose or as may be permitted or required by law.

3. How Do We Protect The Security and Confidentiality Of Personal Information We Collect About You?

We maintain physical, electronic and procedural security measures that comply with applicable law and regulations to help safeguard the personal information we collect about you. We have internal policies governing the proper handling of client information by employees. Third parties that provide support or marketing services on our behalf may also receive personal information about you, and we require them to adhere to appropriate security standards with respect to such information.

4. How Can You Limit Our Sharing Certain Personal Information About You With Our Affiliated Companies For Eligibility Determination?

By following the opt-out procedures in Section 6 below, you may limit the extent to which we share with our affiliated companies, personal information that was collected to determine your eligibility for products and services such as your credit reports and other information that you have provided to us or that we may obtain from third parties ("eligibility information"). Eligibility information does not include your identification information or personal information pertaining to our transactions or experiences with you. Please note that, even if you direct us not to share eligibility information with our affiliated companies, we may still share your personal information, including eligibility information, with our affiliated companies under circumstances that are permitted under applicable law, such as to process transactions or to service your account.

5. How Can You Limit the Use of Certain Personal Information About You by Our Affiliated Companies for Marketing?

By following the opt-out instructions in Section 6 below, you may limit our affiliated companies from marketing their products or services to you based on personal information we disclose to them. This information may include, for example, your income and account history with us. Please note that, even if you choose to limit our affiliated companies from using personal information about you that we may share with them for marketing their products and services to you, our affiliated companies may use your personal information that they obtain from us to market to you in circumstances permitted by law, such as if the affiliated party has its own relationship with you.

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U.S. Privacy Policy (unaudited) continued

6. How Can You Send Us an Opt-Out Instruction?

If you wish to limit our sharing of eligibility information about you with our affiliated companies, or our affiliated companies' use of personal information for marketing purposes, as described in this notice, you may do so by:

•  Calling us at (800) 231-2608
Monday–Friday between 8:30a.m. and 6p.m. (EST)

•  Writing to us at the following address:
Computershare Trust Company, N.A.
c/o Privacy Coordinator
P.O. Box 30170
College Station, Texas 77842

If you choose to write to us, your request should include: your name, address, telephone number and account number(s) to which the opt-out applies and whether you are opting out with respect to sharing of eligibility information (Section 4 above), or information used for marketing (Section 5 above), or both. Written opt-out requests should not be sent with any other correspondence. In order to process your request, we require that the request be provided by you directly and not through a third party. Once you have informed us about your privacy preferences, your opt-out preference will remain in effect with respect to this Policy (as it may be amended) until you notify us otherwise. If you are a joint account owner, we will accept instructions from any one of you and apply those instructions to the entire account.

Please understand that if you limit our sharing or our affiliated companies' use of personal information, you and any joint account holder(s) may not receive information about our affiliated companies' products and services, including products or services that could help you manage your financial resources and achieve your investment objectives.

If you have more than one account or relationship with us, please specify the accounts to which you would like us to apply your privacy choices. If you have accounts or relationships with our affiliates, you may receive multiple privacy policies from them, and will need to separately notify those companies of your privacy choices for those accounts or relationships.

7. What if an affiliated company becomes a nonaffiliated third party?

If, at any time in the future, an affiliated company becomes a nonaffiliated third party, further disclosures of personal information made to the former affiliated company will be limited to those described in Section 2(b) above relating to nonaffiliated third parties. If you elected under Section 6 to limit disclosures we make to affiliated companies, or use of personal information by affiliated companies,

Morgan Stanley Income Securities Inc.

U.S. Privacy Policy (unaudited) continued

your election will not apply to use by any former affiliated company of your personal information in their possession once it becomes a nonaffiliated third party.

Special Notice to Residents of Vermont
The following section supplements our Policy with respect to our individual clients who have a Vermont address and supersedes anything to the contrary in the above Policy with respect to those clients only.
The State of Vermont requires financial institutions to obtain your consent prior to sharing personal information that they collect about you with nonaffiliated third parties, or eligibility information with affiliated companies, other than in certain limited circumstances. Except as permitted by law, we will not share personal information we collect about you with nonaffiliated third parties or eligibility information with affiliated companies, unless you provide us with your written consent to share such information.

Special Notice to Residents of California
The following section supplements our Policy with respect to our individual clients who have a California address and supersedes anything to the contrary in the above Policy with respect to those clients only.
In response to a California law, if your account has a California home address, your personal information will not be disclosed to nonaffiliated third parties except as permitted by applicable California law, and we will limit sharing such personal information with our affiliates to comply with California privacy laws that apply to us.

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Item 2.  Code of Ethics.

Not applicable for semiannual reports.

Item 3.  Audit Committee Financial Expert.

Not applicable for semiannual reports.

Item 4. Principal Accountant Fees and Services

Not applicable for semiannual reports.

Item 5. Audit Committee of Listed Registrants.

Not applicable for semiannual reports.

Item 6.

(a) Refer to Item 1.

(b) Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable for semiannual reports.

Item 8. Portfolio Managers of Closed-End Management Investment Companies

Applicable only to annual reports filed by closed-end funds.

Item 9. Closed-End Fund Repurchases

REGISTRANT PURCHASE OF EQUITY SECURITIES

Period	(a) Total Number of Shares (or Units) Purchased	(b) Average Price Paid per Share (or Unit)	(c) Total Number of Shares (or Units) Purchased as Part of Publicly Announced Plans or Programs	(d) Maximum Number (or Approximate Dollar Value) of Shares (or Units) that May Yet Be Purchased Under the Plans or Programs
October 2015			N/A	N/A
November 2015			N/A	N/A
December 2015			N/A	N/A
January 2016			N/A	N/A
Feburary 2016			N/A	N/A
March 2016			N/A	N/A
Total			N/A	N/A

Item 10. Submission of Matters to a Vote of Security Holders

Not applicable.

Item 11. Controls and Procedures

(a)  The Fund’s principal executive officer and principal financial officer have concluded that the Fund’s disclosure controls and procedures are sufficient to ensure that information required to be disclosed by the Fund in this Form N-CSR was recorded, processed, summarized and reported within the time periods specified in the Securities and Exchange Commission’s rules and forms, based upon such officers’ evaluation of these controls and procedures as of a date within 90 days of the filing date of the report.

(b)  There were no changes in the registrant’s internal control over financial reporting that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits

(a) Code of Ethics — Not applicable for semiannual reports.

(b) A separate certification for each principal executive officer and principal financial officer of the registrant are attached hereto as part of EX-99.CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Morgan Stanley Income Securities Inc.

/s/ John H. Gernon
John H. Gernon
Principal Executive Officer
May 19, 2016

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

/s/ John H. Gernon
John H. Gernon
Principal Executive Officer
May 19, 2016

/s/ Francis Smith
Francis Smith
Principal Financial Officer
May 19, 2016